ANNUAL REPORT


February 28, 2002                                           ING PRIME RATE TRUST


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                                                                     [LION LOGO]
                                                                      ING FUNDS

                              ING Prime Rate Trust


                                  ANNUAL REPORT

                                February 28, 2002

                                   ----------

                                Table of Contents

     Portfolio Managers' Report ........................................  2
     Statistics and Performance ........................................  5
     Performance Footnotes .............................................  7
     Additional Notes and information ..................................  8
     Report of Independent Auditors ....................................  9
     Portfolio of Investments .......................................... 10
     Statement of Assets and Liabilities ............................... 30
     Statement of Operations ........................................... 31
     Statement of Changes in Net Assets ................................ 32
     Statements of Cash Flows .......................................... 33
     Financial Highlights .............................................. 34
     Notes to Financial Statements ..................................... 36
     Tax Information ................................................... 43

                                   ----------

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

Dear Shareholders:

We are pleased to present the February 28, 2002 Annual Report for the ING Prime Rate Trust (formerly the Pilgrim Prime Rate Trust).

Our fund family now has many funds of varying types which are designed to provide core investment choices for the serious investor.

On March 1, 2002, several name changes took place with the Pilgrim Funds to reflect our new association with the Aetna Funds under ING Group. The integrated fund family is now called ING Funds.

ING Prime Rate Trust (the "Trust") invests in a diversified portfolio of non-investment grade senior floating rate loans made primarily to U.S. based corporations. During the year ended February 28, 2002, the Trust paid its 166th consecutive dividend.

PERFORMANCE OF THE TRUST

Based on $0.12 of dividends declared for common shareholders during the quarter ended February 28, 2002 and the average month-end net asset value ("NAV") per share of $7.25, the annualized distribution rate was 6.80%1 for the quarter, down from 7.48% as of November 30, 2001. As stated in earlier reports, the decline in the annualized distribution rate is consistent with the dramatic reduction in short term interest rates, commencing late in 2000 and lasting through the end of the Trust's 2002 fiscal year end. The Trust's annualized distribution rate based on the Trust's month-end NYSE Composite Closing Price ("Market") for the quarter was 7.31%1, which continues to present an attractive yield advantage over many other variable and fixed income investment products.

The Trust's total return (based on NAV) for the quarter was 0.33%, as compared to -3.06%, for the quarter ended November 30, 2001. The improvement reflects both a decidedly better tone across the non-investment grade loan market in recent months and a general firming of indicative loan prices subsequent to the September 11, 2001 tragedies. Total return for the full fiscal year ended February 28, 2002 was -3.02%, reflective largely of the still challenging credit conditions that were undoubtedly exacerbated by the events of September 11th. Default and recovery experience market-wide remains challenging, particularly in those sectors in which fresh capital is scarce (e.g., telecommunications and technology).

We continue to strive to improve the overall quality of the Trust's portfolio. To that end, the Trust increased its exposure to borrowers from the cable television and healthcare sectors, both of which have performed relatively well in a comparably volatile credit environment. Conversely, we were fortunately able to reduce exposure to the hospitality sector, one of the industry groupings most significantly impacted in the wake of the attacks, without a meaningful impact on net asset value. Diversification measures were also improved slightly during the quarter ended February 28, 2002, as the number of individual issuers increased to 254 (from 250) and the average position size remained unchanged, at approximately 0.38% of total assets.

LEVERAGE

The Trust has utilized financial leverage to seek to increase the yield to the holders of common shares. As of February 28, 2002, the Trust had $732 million of borrowings outstanding, consisting of $450 million of `aaa/AAA' rated cumulative auction rate preferred shares, and $282 million under a $550 million credit facility. Total leverage, as a percentage of total assets (including preferred shares), was 42.5% at year end. The weighted average cost of all borrowing and leveraging as of the year end was 1.98%.

OUTLOOK

We continue to be encouraged by signs, some admittedly nascent, of recovery in the U.S. economy. Improving economic conditions and the associated probability of rising short-term interest provides the ideal backdrop for solid performance on the part of loans. By definition, floating rate loans would provide an increasing yield once the Federal Reserve begins to raise interest rates. Conversely, bond prices generally move in the opposite direction as interest rates, regardless of credit quality. As such, we believe the Trust at this time is attractively positioned from a risk/return standpoint, relative to other income generating alternatives.

We thank you for your investment in ING Prime Rate Trust.

/s/ Jeffrey A. Bakalar                  /s/ Daniel A. Norman

Jeffrey A. Bakalar                      Daniel A. Norman
Senior Vice President                   Senior Vice President
Co-Senior Portfolio Manager             Co-Senior Portfolio Manager


ING Prime Rate Trust
April 19, 2002

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PORTFOLIO MANAGERS' FOOTNOTES
--------------------------------------------------------------------------------

1. The distribution rate is calculated by annualizing dividends declared during the quarter and dividing the resulting annualized dividend by the Trust's average month-end net asset value (in the case of NAV) or the average month-end NYSE Composite closing price (in the case of Market). The distribution rate is based solely on the actual dividends and distributions, which are made at the discretion of management. The distribution rate may or may not include all investment income and ordinarily will not include capital gains or losses, if any.


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE TRUST WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

SENIOR LOANS ARE SUBJECT TO CREDIT RISKS AND THE POTENTIAL FOR NON-PAYMENT OF SCHEDULED PRINCIPAL OR INTEREST PAYMENTS, WHICH MAY RESULT IN A REDUCTION OF THE TRUST'S NAV.

THIS LETTER CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING STATEMENTS." ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING STATEMENTS."

THE VIEWS EXPRESSED IN THIS LETTER REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
STATISTICS AND PERFORMANCE as of February 28, 2002
--------------------------------------------------------------------------------

                            PORTFOLIO CHARACTERISTICS

Net Assets                                                       $  985,981,679
Assets Invested in Senior Loans*                                 $1,644,669,913
Total Number of Senior Loans                                                254
Average Amount Outstanding per Loan                              $    6,475,078
Total Number of Industries                                                   34
Average Loan Amount per Industry                                 $   48,372,645
Portfolio Turnover Rate (YTD)                                                53%
Weighted Average Days to Interest Rate Reset                            46 days
Average Loan Final Maturity                                           51 months
Total Leverage as a Percentage of Total Assets
  (including Preferred Shares)                                             42.5%

*    Includes loans and other debt received through restructurings

               TOP TEN SENIOR LOAN INDUSTRIES AS A PERCENTAGE OF:

                                                        NET ASSETS  TOTAL ASSETS
                                                        ----------  ------------
Cable Television                                           11.5%        6.6%
Cellular Communications                                    11.3%        6.5%
Healthcare, Education and Childcare                        10.3%        5.9%
Lodging                                                    10.0%        5.8%
Leisure, Amusement, Motion Pictures and Entertainment      10.0%        5.7%
Chemicals, Plastics and Rubber                              8.4%        4.9%
Containers, Packaging and Glass                             7.6%        4.4%
Aerospace and Defense                                       7.3%        4.2%
Automobile                                                  6.2%        3.6%
Beverage, Food and Tobacco                                  6.2%        3.5%

                    TOP TEN SENIOR LOANS AS A PERCENTAGE OF:

                                                        NET ASSETS  TOTAL ASSETS
                                                        ----------  ------------
Nextel Finance Co.                                          5.0%        2.8%
Charter Communications Operating LLC                        4.5%        2.6%
Broadwing Corporation                                       2.8%        1.6%
Wyndham International, Inc.                                 2.5%        1.4%
Allied Waste Industries, Inc.                               2.4%        1.4%
SC International Services                                   2.4%        1.4%
Starwood Hotels & Resorts Worldwide, Inc.                   2.3%        1.3%
Ford Motor Credit Corp.                                     2.0%        1.1%
Dean Foods Corporation                                      1.7%        1.0%
Western Wireless Corp.                                      1.7%        1.0%

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
 STATISTICS AND PERFORMANCE as of February 28, 2002
--------------------------------------------------------------------------------

                          YIELDS AND DISTRIBUTION RATES

                                                                   Average           Average
                                     (NAV)          (MKT)         Annualized        Annualized
                        Prime      30-Day SEC     30-Day SEC      Distribution      Distribution
Quarter-ended           Rate         Yield(A)       Yield(A)     Rate at NAV(B)    Rate at MKT(B)
-------------------------------------------------------------------------------------------------
February 28, 2002       4.75%          7.26%          7.73%          6.80%             7.31%
November 30, 2001       5.00%          8.33%          9.26%          7.48%             8.23%
August 31, 2001         6.50%         10.49%         10.69%          8.19%             8.37%
May 31, 2001            7.00%         11.20%         11.38%          9.42%             9.50%

                          AVERAGE ANNUAL TOTAL RETURNS

                                                    NAV                  MKT
--------------------------------------------------------------------------------
1 Year                                             -3.02%               -9.20%
3 Years                                             0.89%               -2.04%
5 Years                                             3.65%                1.23%
10 Years                                            5.70%                 N/A
Since Trust Inception(F,H)                          6.73%                 N/A
Since Initial Trading on NYSE(G)                     N/A                 5.56%

ASSUMES RIGHTS WERE EXERCISED AND EXCLUDES SALES CHARGES AND COMMISSIONS C,D,E


PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE TRUST WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                      See performance footnotes on page 7.

                              ING Prime Rate Trust

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PERFORMANCE FOOTNOTES
--------------------------------------------------------------------------------

(A) Yield is calculated by dividing the Trust's net investment income per share for the most recent thirty days by the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of market) at quarter-end. Yield calculations do not include any commissions or sales charges, and are compounded for six months and annualized for a twelve-month period to derive the Trust's yield consistent with the SEC standardized yield formula for open-end investment companies.

(B) The distribution rate is calculated by annualizing each monthly dividend, then averaging the annualized dividends declared for each month during the quarter and dividing the resulting average annualized dividend amount by the Trust's average net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) at the end of the period.

(C) Calculation of total return assumes a hypothetical initial investment at the net asset value (in the case of NAV) or the NYSE Composite closing price (in the case of Market) on the last business day before the first day of the stated period, with all dividends and distributions reinvested at the actual reinvestment price.

(D) On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

(E) On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

(F)  Inception Date -- May 12, 1988.

(G)  Initial Trading on NYSE -- March 9, 1992.

(H)  Reflects partial waiver of fees.

                              ING Prime Rate Trust

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ADDITIONAL NOTES AND INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program", formerly known as the Dividend Reinvestment and Cash Purchase Plan) which allows common shareholders a simple way to reinvest dividends and capital gains distributions, if any, in additional common shares of the Trust. The Program also offers Trust common shareholders the ability to make optional cash investments in any amount from $100 to $5,000 on a monthly basis. Amounts in excess of $5,000 require prior approval of the Trust. DST Systems, Inc., the Trust's Transfer Agent, is the Administrator for the Program.

For dividend reinvestment purposes, the Administrator will purchase shares of the Trust on the open market when the market price plus estimated commissions is less than the net asset value on the valuation date. The Trust may issue new shares when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date. New shares may be issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

For optional cash investments, shares will be purchased on the open market by the Administrator when the market price plus estimated commissions is less than the net asset value on the valuation date. New shares may be issued by the Trust when the market price plus estimated commissions is equal to or exceeds the net asset value on the valuation date.

There is no charge to participate in the Program. Participants may elect to discontinue participation in the Program at any time. Participants will share, on a pro-rata basis, in the fees or expenses of any shares acquired in the open market.

Participation in the Program is not automatic. If you would like to receive more information about the Program or if you desire to participate, please contact your broker or our Shareholder Services Department at (800) 992-0180.

KEY FINANCIAL DATES -- Calendar 2002 Dividends:

DECLARATION DATE            EX-DATE                      PAYABLE DATE
----------------            -------                      ------------
  January 31                February 7                   February 25
  February 28               March 7                      March 22
  March 28                  April 8                      April 22
  April 30                  May 8                        May 22
  May 31                    June 6                       June 24
  June 28                   July 8                       July 22
  July 31                   August 8                     August 22
  August 30                 September 6                  September 23
  September 30              October 8                    October 22
  October 31                November 7                   November 22
  November 29               December 6                   December 23
  December 20               December 27                  January 13, 2003

RECORD DATE WILL BE TWO BUSINESS DAYS AFTER EACH EX-DATE. THESE DATES ARE SUBJECT TO CHANGE.

STOCK DATA

The Trust's shares are traded on the New York Stock Exchange (Symbol: PPR). Effective March 1, 2002, the Trust's name changed to ING Prime Rate Trust and its CUSIP number changed to 44977W106. On November 16, 1998 the Trust's name changed to Pilgrim Prime Rate Trust and its cusip number became 72146W 10 3. Prior to November 16, 1998 the Trust's name was Pilgrim America Prime Rate Trust and its cusip number was 720906 10 6. The Trust's NAV and market price are published daily under the "Closed-End Funds" feature in Barron's, The New York Times, The Wall Street Journal and many other regional and national publications.

                              ING Prime Rate Trust

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REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees
ING Prime Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the ING Prime Rate Trust (the "Trust") (formerly the Pilgrim Prime Rate Trust) as of February 28, 2002, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets for each of the years in the two-year period ended February 28, 2002, and the financial highlights for each of the years in the seven-year period ended February 28, 2002. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For all periods ending prior to March 1, 1995, the financial highlights were audited by the auditors whose report thereon dated March 16, 1995, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of February 28, 2002 by confirmation with the custodian and other procedures we considered necessary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ING Prime Rate Trust as of February 28, 2002 and the results of its operations and its cash flows for the year then ended, and the changes in its net assets for each of the years in the two-year period ended February 28, 2002, and financial highlights for each of the years in the seven-year period ended February 28, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Los Angeles, California
April 19, 2002

                              ING Prime Rate Trust

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PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

Senior Loans*

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Aerospace and Defense: 7.3%

                  Aerostructures Corp.                             NR       BB-
$   2,329,252     Term Loan, maturing May 09, 2003                                  $ 2,253,551

                  Alliant Techsystems, Inc.                        B1       BB-
    2,906,644     Term Loan, maturing April 20, 2009                                  2,941,840

                  Avborne                                          NR       NR
   14,546,889     Term Loan, maturing June 30, 2005                                   9,091,806

                  DRS Technologies                                 Ba3      BB-
    1,995,000     Term Loan, maturing September 30, 2008                              2,014,950

                  Erickson Air-Crane Company                       NR       NR
    8,529,838     Term Loan, maturing December 31, 2004                               8,347,998

                  New Piper Aircraft                               NR       NR
    8,550,661     Term Loan, maturing April 15, 2005                                  8,443,777

                  Piedmont Aviation Services                       NR       NR
    6,239,878     Term Loan, maturing July 23, 2006                                   6,177,479
    6,239,878     Term Loan, maturing July 23, 2007                                   6,177,479

                  Titan Corporation                                Ba3      BB-
    3,447,368     Term Loan, maturing February 23, 2007                               3,451,678
    2,992,386     Term Loan, maturing February 23, 2007                               2,996,126

                  Transdigm Holding Corporation                    B1       B+
      556,354     Term Loan, maturing May 15, 2006                                      548,589
    1,426,719     Term Loan, maturing May 15, 2007                                    1,406,805

                  Transtar Metals, Inc.                            NR       NR
   14,866,071     Term Loan, maturing December 31, 2005(3)                            8,919,643

                  United Defense Industries                        B1       BB-
    6,053,734     Term Loan, maturing August 13, 2009                                 6,083,058

                  Vought Aircraft Industries, Inc.                 Ba3      B
    3,083,333     Term Loan, maturing December 31, 2006                               2,944,583
                                                                                    -----------
                                                                                     71,799,362
                                                                                    -----------
Automobile: 6.2%

                  Breed Technolgies, Inc.                          NR       NR
    1,612,242     Term Loan, maturing December 20, 2004                               1,371,414

                  Capital Tool & Design, Ltd.                      NR       NR
    9,131,964     Term Loan, maturing May 31, 2003                                    8,858,005

                  Collins & Aikman Products                        Ba3      BB-
    3,000,000     Term Loan, maturing June 30, 2005                                   3,007,188

                  Dura Operating Corp                              Ba3      BB-
    3,855,380     Term Loan, maturing March 31, 2006                                  3,854,177

                  Exide Technologies                               Caa2     CCC
    5,210,467     Term Loan, maturing March 18, 2005                                  3,966,468

                  Ford Motor Credit Company                        Baa1     BBB+
   20,000,000     Floating Rate Note maturing October 25, 2004                       19,664,940

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Automobile (continued)

                  Hayes Lemmerz International, Inc.(2)             Caa2     NR
$   5,478,750     Term Loan, maturing December 31, 2005(3)                          $ 4,427,275

                  Metaldyne Company, LLC                           Ba3      BB-
    3,354,532     Term Loan, maturing June 21, 2009                                   3,193,095

                  Safelite Glass Corp.                             B3       NR
    5,723,514     Term Loan, maturing September 30, 2007                              5,823,676
    7,105,846     Term Loan, maturing September 30, 2007                              7,230,199
                                                                                    -----------
                                                                                     61,396,437
                                                                                    -----------
Banking: 1.2%

                  Outsourcing Solutions, Inc.                      B2       B+
   12,231,030     Term Loan, maturing June 10, 2006                                  11,405,436
                                                                                    -----------
                                                                                     11,405,436
                                                                                    -----------
Beverage, Food and Tobacco: 6.2%

                  Aurora Foods                                     B2       B
    1,920,000     Revolving Loan, maturing June 30, 2005                              1,797,600
    4,963,563     Term Loan, maturing June 30, 2005                                   4,897,384

                  Commonwealth Brands, Inc.                        Ba3      BB-
    2,265,170     Term Loan, maturing December 31, 2004                               2,270,833

                  Cott Corporation                                 Ba3      BB
    1,930,000     Term Loan, maturing December 31, 2006                               1,939,650

                  CP Kelco ApS                                     B1       B+
    5,232,963     Term Loan, maturing March 31, 2008                                  4,945,150
    1,748,704     Term Loan, maturing September 30, 2008                              1,652,525

                  Dean Foods Corporation                           Ba2      BB+
   17,000,000     Term Loan, maturing July 15, 2008                                  17,145,707

                  Empire Kosher Poultry                            NR       NR
   13,545,000     Term Loan, maturing July 31, 2004                                   8,262,450

                  Flower Foods                                     Ba2      BBB-
    2,487,500     Term Loan, maturing March 26, 2007                                  2,505,845

                  Imperial Sugar Company                           NR       NR
      949,055     Term Loan, maturing December 31, 2005                                 768,735
    1,025,865     Term Loan, maturing December 31, 2003                                 830,950

                  Interstate Bakeries Corporation                  BA1      BBB-
    2,985,000     Term Loan, maturing July 19, 2007                                   3,003,656

                  Mafco Worldwide Corp.                            B1       B
    3,666,667     Term Loan, maturing March 31, 2006                                  3,639,627

                  New World Coffee Manhattan Bagel, Inc.           B3       B-
    4,000,000     Secured Floating Rate Note maturing June 15, 2003                   4,000,000

                  Nutrasweet Acquisition Corp.                     Ba3      NR
      962,868     Term Loan, maturing May 25, 2007                                      962,868

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
 Beverage, Food and Tobacco: (continued)

                  Pabst Brewing Company                            NR       CCC
$   2,377,056     Term Loan, maturing April 27, 2003                               $  2,186,892
                                                                                   ------------
                                                                                     60,809,872
                                                                                   ------------
Building and Real Estate: 5.6%

                  Corrections Corporation Of America               B2       B
    4,987,500     Term Loan, maturing December 31, 2002                               4,987,500
    9,391,605     Term Loan, maturing December 31, 2002                               9,370,871

                  HQ Global WorkPlaces, Inc.(2)                    NR       NR
    3,865,243     Term Loan, maturing November 06, 2005(3)                            2,898,933

                  Kevco, Inc.(2)                                   NR       D
    1,075,454     Term Loan, maturing February 02, 2005(3)                              737,923

                  National Golf Operating Partnership, L.P         NR       NR
    8,835,292     Term Loan, maturing July 22, 2004                                   8,172,645

                  Rodamco North America                            Baa3     BBB-
    7,140,645     Term Loan, maturing November 08, 2002                               7,033,536
    1,331,974     Term Loan, maturing September 25, 2002                              1,331,974

                  U.S. Aggregates                                  NR       NR
    5,137,631     Term Loan, maturing March 31, 2006(3)                               3,978,191

                  Ventas Realty Limited Partnership                NR       NR
    1,379,705     Term Loan, maturing December 31, 2005                               1,380,137
   15,073,116     Term Loan, maturing December 31, 2007                              15,079,401
                                                                                   ------------
                                                                                     54,971,111
                                                                                   ------------
Cable Television: 11.5%

                  CC VI Operating Co., LLC                         Ba3      BB
    8,000,000     Term Loan, maturing November 12, 2008                               7,788,000

                  CC VIII Operating Co., LLC                       Ba3      BB+
    4,500,000     Term Loan, maturing February 02, 2008                               4,383,563

                  Century Cable Holdings, LLC                      Ba2      BB
    8,000,000     Term Loan, maturing June 30, 2009                                   7,915,000
    5,000,000     Term Loan, maturing December 31, 2009                               4,948,010

                  Charter Communications Operating, LLC            Ba3      BBB-
   20,000,000     Term Loan, maturing September 18, 2008                             19,390,000
   26,056,250     Term Loan, maturing March 18, 2008                                 25,273,468

                  Insight Midwest Holdings, LLC                    Ba3      BB+
   14,500,000     Term Loan, maturing December 31, 2009                              14,558,261

                  Lodgenet Entertainment Corp.                     Ba3      B+
      997,500     Term Loan, maturing June 30, 2006                                     985,031

                  MCC Iowa Mediacom Broadband                      Ba3      BB+
   13,500,000     Term Loan, maturing September 30, 2010                             13,569,376

                  Olympus Cable Holdings, LLC                      Ba2      BB
   15,000,000     Term Loan, maturing September 30, 2010                             14,907,420
                                                                                   ------------
                                                                                    113,718,129
                                                                                   ------------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Cargo Transport: 4.8%

                  American Commercial Lines                        B3       B+
$   2,092,959     Term Loan, maturing June 30, 2007                                 $ 1,924,999
    1,459,161     Term Loan, maturing June 30, 2006                                   1,342,063

                  Evergreen International Aviation, Inc.           Ba2      B+
    2,249,114     Term Loan, maturing May 07, 2003                                    2,035,448
       94,793     Term Loan, maturing May 31, 2002                                       85,788
      346,546     Term Loan, maturing May 07, 2003                                      313,624

                  Gemini Leasing, Inc.                             B1       NR
    4,117,116     Term Loan, maturing August 12, 2005(3)                              2,058,558

                  Interpool, Inc.                                  Ba2      BBB
   15,739,480     Term Loan, maturing October 26, 2002                               15,788,666

                  Motor Coach Industries International, Inc.       B2       B
    5,000,000     Term Loan, maturing June 16, 2006                                   4,200,000

                  Neoplan USA Corporation                          NR       NR
    9,639,990     Term Loan, maturing May 29, 2005                                    9,639,990

                  Omnitrax Railroads, LLC                          NR       NR
    4,843,219     Term Loan, maturing May 13, 2005                                    4,831,111

                  Oshkosh Truck Company                            Ba2      BB+
    2,962,500     Term Loan, maturing January 31, 2007                                2,988,422

                  Railamerica, Inc.                                Ba3      BB-
    1,199,061     Term Loan, maturing December 31, 2005                               1,185,572
      188,523     Revolving Loan, maturing December 31, 2005                            184,988
      452,280     Term Loan, maturing December 31, 2006                                 454,259
                                                                                    -----------
                                                                                     47,033,488
                                                                                    -----------
Cellular Communications: 11.3%

                  Airgate PCS, Inc.                                B2       B2
    7,295,114     Term Loan, maturing September 30, 2008                              7,240,401
      967,427     Term Loan, maturing August 29, 2007                                   960,171

                  American Cellular Corporation                    Ba3      BB-
    4,521,813     Term Loan, maturing March 31, 2009                                  4,425,467
    2,592,246     Term Loan, maturing March 31, 2008                                  2,537,013

                  Microcell Connexions, Inc.                       B3       CC
    5,000,000     Term Loan, maturing February 22, 2007                               4,250,000

                  Independent Wireless One                         B2       B-
   10,000,000     Term Loan, maturing June 20, 2008                                   9,825,000

                  Nextel Finance Company                           Ba2      BB-
    4,750,000     Term Loan, maturing June 30, 2008                                   3,933,394
   50,500,000     Term Loan, maturing March 31, 2009                                 41,089,527
    4,750,000     Term Loan, maturing December 31, 2008                               3,933,394

                  Nextel Operations, Inc.                          Ba2      BB-
    6,611,043     Term Loan, maturing March 15, 2006                                  6,552,177

                  Rural Cellular Corp.                             Ba3      B+
    4,990,078     Term Loan, maturing October 03, 2008                                4,601,565
    4,990,078     Term Loan, maturing April 03, 2009                                  4,601,565

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Cellular Communications (continued)

                  Western Wireless                                 Ba2      Ba2
$   3,600,000     Revolving Loan, maturing March 31, 2008                          $  3,078,000
    8,000,000     Term Loan, maturing March 31, 2008                                  6,870,000
    8,000,000     Term Loan, maturing September 30, 2008                              7,146,664
                                                                                   ------------
                                                                                    111,044,338
                                                                                   ------------
Chemicals, Plastics and Rubber: 8.4%

                  Acadia Elastomers Corp.                          NR       NR
    9,452,555     Term Loan, maturing March 31, 2004                                  9,045,206

                  Cedar Chemicals Corporation                      NR       NR
   10,943,864     Term Loan, maturing October 31, 2003(3)                             2,735,966

                  Equistar Chemicals, L.P.                         Ba2      BBB
    4,987,500     Term Loan, maturing August 24, 2007                                 5,005,166

                  Euro United Corp(4)                              NR       NR
   14,887,500     Term Loan, maturing May 31, 2001(3)                                 4,466,250

                  Foam Fabricators, Inc.                           NR       NR
    3,889,180     Term Loan, maturing March 05, 2005                                  3,879,457

                  Foamex, L.P.                                     B3       BB-
    3,263,101     Term Loan, maturing June 30, 2005                                   3,177,444
    2,966,466     Term Loan, maturing June 30, 2006                                   2,888,596

                  Geo Speciality Chemicals, Inc.                   B1       B+
    3,000,000     Term Loan, maturing December 31, 2007                               2,895,000

                  Hercules Incorporated                            Ba1      BB
   11,137,327     Term Loan, maturing October 15, 2003                               11,119,931
    1,980,000     Term Loan, maturing November 15, 2005                               1,984,744

                  Huntsman Corporation                             Caa2     D
    5,099,561     Revolving Loan, maturing February 07, 2003                          3,374,186
    5,800,000     Term Loan, maturing December 31, 2002                               5,792,750
      260,155     Term Loan, maturing September 30, 2003                                172,028
    7,000,000     Term Loan, maturing December 31, 2005                               4,628,750

                  Huntsman International, LLC                      B2       B+
    3,158,023     Term Loan, maturing June 30, 2008                                   3,081,226
    1,612,264     Term Loan, maturing June 30, 2005                                   1,549,386
    3,158,023     Term Loan, maturing June 30, 2007                                   3,081,226

                  Lyondell Chemical Company                        Ba3      BB
    4,963,386     Term Loan, maturing May 17, 2006                                    5,008,886

                  Millennium America, Inc.                         Baa3     BBB-
    1,840,000     Term Loan, maturing June 18, 2006                                   1,849,200

                  Noveon, Inc.                                     B1       BB-
    4,711,250     Term Loan, maturing September 30, 2008                              4,718,614

                  OM Group, Inc.                                   Ba3      BB
    1,994,991     Term Loan, maturing April 01, 2007                                  2,003,511
                                                                                   ------------
                                                                                     82,457,523
                                                                                   ------------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Containers, Packaging & Glass: 7.6%

                  Blue Ridge Paper Products                        B2       B+
$   8,772,601     Term Loan, maturing May 14, 2006                                  $ 8,772,601

                  Greif Bros. Corp.                                Ba3      BB
    2,382,990     Term Loan, maturing April 03, 2002                                  2,373,559
    2,311,664     Term Loan, maturing February 28, 2008                               2,323,463

                  Impaxx, Inc.                                     NR       NR
    4,800,000     Term Loan, maturing December 31, 2005                               4,750,609

                  Jefferson Smurfit Corp.                          Ba3      B+
    3,000,000     Term Loan, maturing March 31, 2007                                  3,002,292

                  Lincoln Pulp & Eastern Fine Paper Corp.(2)       NR       NR
   14,881,108     Term Loan, maturing August 31, 2004                                13,032,232
       92,280     Term Loan, maturing December 31, 2001                                  92,637

                  Nexpak Corporation                               B1       B+
    2,295,403     Term Loan, maturing December 31, 2006                               1,916,661
    2,295,403     Term Loan, maturing December 31, 2005                               1,916,661

                  Packaging Corporation Of America                 Baa3     BBB
    1,510,295     Term Loan, maturing June 29, 2006                                   1,507,778

                  Pliant Corp.                                     B2       B+
    2,946,429     Term Loan, maturing May 31, 2008                                    2,924,330

                  Potlatch Corporation                             Baa2     BBB-
    2,985,000     Term Loan, maturing June 29, 2005                                   2,996,815

                  Riverwood International Corporation              B1       B+
    1,008,333     Revolving Loan, maturing December 31, 2006                            974,932
   15,000,000     Term Loan, maturing December 31, 2006                              15,079,020

                  Stone Container Corp.                            Ba3      B+
    5,630,489     Term Loan, maturing December 31, 2005                               5,637,527
    5,068,574     Term Loan, maturing December 31, 2006                               5,067,520

                  Tekni-Plex, Inc.                                 B1       B+
    2,955,000     Term Loan, maturing June 21, 2008                                   2,925,450
                                                                                    -----------
                                                                                     75,294,087
                                                                                    -----------
Data and Internet Services: 1.6%

                  360Networks, Inc.(2)                             NR       D
    7,500,000     Term Loan, maturing December 31, 2007(3)                            1,375,000
    5,000,000     Term Loan, maturing September 30, 2007(3)                             850,000

                  Arch Wireless Holdings, Inc.(2)                  Caa1     D
    8,515,897     Term Loan, maturing June 30, 2006(3)                                1,450,368

                  ICG Equipment, Inc.(2)                           Caa3     D
    6,995,226     Term Loan, maturing March 31, 2006                                  6,610,489

                  McLeod USA Corp.(2)                              Caa2     D
    2,000,000     Term Loan, maturing May 30, 2008                                    1,260,000

                  Teletouch Communications(2)                      NR       NR
    9,896,064     Term Loan, maturing November 30, 2004(3)                            3,661,544

                  Teligent, Inc.(2)                                NR       NR
    4,750,000     Term Loan, maturing June 30, 2006(3)                                  148,438

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Data and Internet Services: (continued)

                  TSR Wireless(1)                                  NR       NR
$  11,440,280     Term Loan, maturing June 30, 2005(3)                              $   188,480
                                                                                    -----------
                                                                                     15,544,319
                                                                                    -----------
Diversified/Conglomerate Manufacturing: 4.1%

                  Allied Digital Technologies Corp.(2)             NR       NR
    8,498,223     Term Loan, maturing December 31, 2005(3)                              709,733

                  Barjan Products LLC                              NR       NR
    4,863,375     Term Loan, maturing May 31, 2006                                    4,644,523

                  Dresser, Inc.                                    Ba3      BB-
    5,957,531     Term Loan, maturing April 10, 2009                                  6,002,213

                  General Cable Corporation                        Ba3      BB+
    3,725,589     Term Loan, maturing May 27, 2007                                    3,592,865

                  Manitowoc Company, Inc.                          Ba2      BB
    1,990,000     Term Loan, maturing May 09, 2007                                    2,003,930

                  Mueller Group, Inc.                              B1       B+
    2,992,386     Term Loan, maturing April 17, 2008                                  3,006,100

                  Neptune Technology Group                         Ba3      BB-
    3,000,000     Term Loan, maturing November 01, 2008                               3,030,000

                  SPX Corporation                                  Ba2      BB+
    4,950,040     Term Loan, maturing December 31, 2007                               4,960,351
    6,900,000     Term Loan, maturing September 30, 2004                              6,865,500

                  United Pet Group                                 NR       NR
    6,214,397     Term Loan, maturing March 31, 2006                                  6,232,862
                                                                                    -----------
                                                                                     41,048,077
                                                                                    -----------
Diversified/Conglomerate Service: 2.4%

                  Enterprise Profit Solutions Corp.                NR        NR
    1,548,033     Term Loan, maturing June 14, 2001(3)                                   30,961

                  Mafco Finance Corp.                              NR        NR
    7,086,460     Term Loan, maturing August 14, 2002                                 7,020,024

                  Private Business                                 NR        NR
    3,955,072     Term Loan, maturing August 19, 2006                                 3,915,521

                  URS Corporation                                  Ba3        BB
   10,283,277     Term Loan, maturing June 09, 2005                                   9,897,654
      742,857     Revolving Loan, maturing June 09, 2005                                715,000
    1,218,750     Term Loan, maturing June 09, 2007                                   1,180,664
    1,218,750     Term Loan, maturing June 09, 2006                                   1,180,664
                                                                                    -----------
                                                                                     23,940,488
                                                                                    -----------
Ecological: 3.5%

                  Allied Waste North America, Inc.                 Ba3      BB
   10,245,003     Term Loan, maturing July 21, 2006                                  10,132,170
    1,631,678     Term Loan, maturing July 21, 2005                                   1,585,922
   12,294,003     Term Loan, maturing July 21, 2007                                  12,137,931

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Ecological: (continued)

                  American Ref-Fuel Company LLC                    Baa2     BBB
$   3,874,419     Term Loan, maturing April 30, 2005                                $ 3,903,477

                  Rumpke Consolidated Company                      NR       NR
    7,143,312     Term Loan, maturing September 26, 2002                              7,109,381
                                                                                    -----------
                                                                                     34,868,881
                                                                                    -----------
Electronics: 3.4%

                  Acterna LLC                                      Caa1     B
   11,184,314     Term Loan, maturing September 30, 2007                              7,681,956

                  Decision One Corporation                         NR       NR
    2,188,647     Term Loan, maturing April 18, 2005                                  1,696,201
   11,037,214     Term Loan, maturing April 18, 2005                                  8,553,841

                  Electro Mechanical Solutions(2)                  NR       NR
    2,405,453     Term Loan, maturing June 30, 2004(3)                                       --

                  Insilco Technologies, Inc.                       Caa2     D
    4,937,510     Term Loan, maturing March 25, 2007                                  2,962,507

                  Knowles Electronics, Inc.                        B1       B+
    3,421,448     Term Loan, maturing June 29, 2007                                   3,276,037

                  Sarcom, Inc.                                     NR       NR
    8,993,645     Term Loan, maturing June 30, 2001(3)                                7,374,789

                  Transaction Network Services, Inc.               Ba3      BB-
    2,000,000     Term Loan, maturing April 03, 2007                                  1,995,000
                                                                                    -----------
                                                                                     33,540,331
                                                                                    -----------
Finance: 4.0%

                  Alliance Data Systems Corporation                B1        B+
      725,446     Term Loan, maturing August 30, 2002                                   700,056
   14,100,000     Term Loan, maturing August 30, 2002                                13,941,375

                  Anthony Crane Rental, L.P.                       B2        B+
   14,625,000     Term Loan, maturing July 20, 2006                                  11,224,688

                  Bridge Information Systems(2)                    NR        NR
    1,311,211     Term Loan, maturing April 01, 2001(3)                                 745,634
      664,839     Term Loan, maturing April 01, 2001(3)                                 378,067
    3,736,604     Term Loan, maturing May 29, 2005(3)                                 1,494,642

                  Rent-A-Center, Inc.                              Ba2       BB-
    2,963,898     Term Loan, maturing January 31, 2006                                2,944,138
    1,882,666     Term Loan, maturing December 31, 2007                               1,877,958
    4,751,886     Term Loan, maturing January 31, 2007                                4,720,205

                  Value Asset Management, Inc.                     B1        NR
    1,500,000     Term Loan, maturing April 28, 2003                                  1,488,750
                                                                                    -----------
                                                                                     39,515,513
                                                                                    -----------
Gaming: 5.4%

                  Aladdin Gaming LLC(2)                            NR        D
    2,968,421     Term Loan, maturing August 26, 2006(3)                              2,101,642
    4,455,000     Term Loan, maturing February 26, 2008(3)                            3,154,140

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Gaming: (continued)

                  Alliance Gaming Corporation                      B1       B+
$   5,000,000     Term Loan, maturing December 31, 2006                             $ 5,043,750

                  Ameristar Casinos, Inc.                          Ba3      B+
    1,364,361     Term Loan, maturing December 20, 2007                               1,376,726
    1,591,754     Term Loan, maturing December 20, 2006                               1,606,180

                  Argosy Gaming Company                            Ba2      BB
    4,477,500     Term Loan, maturing July 31, 2008                                   4,537,199

                  Boyd Gaming Corporation                          Ba1      B+
    6,343,742     Revolving Loan, maturing June 15, 2003                              6,304,039

                  Mandalay Resort Group                            Ba2      BB+
   17,000,000     Term Loan, maturing July 26, 2006                                  16,962,821

                  Palace Station Hotel & Casino                    Ba2      BB+
    2,495,076     Revolving Loan, maturing September 30, 2003                         2,420,224

                  Penn National Gaming                             Ba3      B+
    4,925,000     Term Loan, maturing August 08, 2006                                 4,951,472

                  Scientific Games Corporation                     B1       B+
    4,937,500     Term Loan, maturing September 30, 2007                              4,956,016
                                                                                    -----------
                                                                                     53,414,209
                                                                                    -----------
Grocery: 0.2%

                  Grand Union Company(2)                           NR       NR
      883,075     Term Loan, maturing August 17, 2003(3)                                 13,246

                  Winn Dixie Stores, Inc.                          Baa3     BBB
    2,470,000     Term Loan, maturing March 29, 2007                                  2,480,036
                                                                                    -----------
                                                                                      2,493,282
                                                                                    -----------
Healthcare, Education and Childcare: 10.3%

                  Advance PCS                                      Ba1      BB+
    1,322,713     Term Loan, maturing October 02, 2007                                1,326,846

                  Alliance Imaging, Inc.                           B1       B+
    1,302,985     Term Loan, maturing November 02, 2007                               1,310,858
    1,419,847     Term Loan, maturing November 02, 2006                               1,395,000
    4,623,838     Term Loan, maturing November 02, 2008                               4,651,775

                  Alpharma Operating Corp.                         B1       BB-
    2,566,667     Term Loan, maturing October 05, 2008                                2,558,646

                  Apria Healthcare Group, Inc.                     Ba1      BBB-
    4,987,500     Term Loan, maturing July 20, 2007                                   5,005,166

                  Brown Schools' (The)                             NR       NR
   11,453,904     Term Loan, maturing June 30, 2003                                  11,152,821

                  Caremark Rx, Inc.                                Ba3      BB
    2,977,500     Term Loan, maturing March 15, 2006                                  3,008,207

                  Community Health Systems                         Ba3      B+
    2,116,858     Term Loan, maturing December 31, 2003                               2,127,630
    2,116,858     Term Loan, maturing December 31, 2004                               2,128,765
    1,299,504     Term Loan, maturing December 31, 2005                               1,308,438

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Healthcare, Education and Childcare (continued)

                  Concentra Managed Care, Inc.                     B1       B+
$   3,250,000     Term Loan, maturing June 30, 2006                                $  3,260,156
    1,625,000     Term Loan, maturing June 30, 2007                                   1,630,078

                  Covenant Care, Inc.                              NR       NR
    5,734,683     Term Loan, maturing June 30, 2003                                   5,634,326

                  Express Scripts, Inc.                            Ba1      BB+
    2,164,404     Term Loan, maturing March 31, 2005                                  2,150,877

                  Fountain View(2)                                 NR       NR
   12,352,941     Term Loan, maturing March 31, 2004                                 11,815,475

                  Genesis Health Ventures, Inc.                    Ba3      BB-
    1,739,725     Term Loan, maturing March 31, 2007                                  1,744,695
    2,254,623     Term Loan, maturing March 31, 2007                                  2,262,854
    1,555,582     Floating Rate Note maturing April 02, 2007                          1,555,582

                  HCA -- The Healthcare Company                    Ba1      BBB-
   10,285,714     Term Loan, maturing April 30, 2006                                 10,181,253

                  Healthcare Direct, Inc.                          NR       NR
    3,956,500     Term Loan, maturing August 01, 2006                                 3,919,981
    1,519,158     Term Loan, maturing August 01, 2004                                 1,481,578

                  Kinetic Concepts, Inc.                           Ba3      B
    3,980,000     Term Loan, maturing March 31, 2006                                  3,989,950

                  Magellan Health Services, Inc.                   B1       B+
    1,985,518     Term Loan, maturing February 12, 2006                               1,989,551
    1,985,518     Term Loan, maturing February 12, 2005                               1,989,551

                  Mariner Post Acute Network, Inc.(2)              NR       NR
    3,630,168     Term Loan, maturing March 31, 2006(3)                               2,049,230
    4,433,302     Term Loan, maturing March 31, 2005(3)                               2,502,599

                  Medpointe, Inc.                                  B1       B+
    2,992,500     Term Loan, maturing September 30, 2008                              2,982,215

                  Sybron Dental -- Specialities, Inc.              Ba3      BB-
    1,166,239     Term Loan, maturing November 28, 2007                               1,177,172
    1,166,667     Term Loan, maturing November 28, 2007                               1,177,604

                  Triad Hospitals, Inc.                            Ba3      B+
    1,994,545     Term Loan, maturing September 30, 2008                              2,019,615

                  Vision Twenty-One                                NR       NR
    2,898,018     Term Loan, maturing October 31, 2002                                  289,802
                                                                                   ------------
                                                                                    101,778,296
                                                                                   ------------
Home and Office Furnishings, Housewares, and Durable Consumer Products: 1.3%

                  American Blind & Wallpaper Factory, Inc.         NR       NR
      722,983     Term Loan, maturing December 29, 2005                                 722,983

                  Desa International, Inc.                         Caa2     D
    7,136,218     Term Loan, maturing November 26, 2004                               5,334,323

                  Holmes Products Corporation                      B2       B
    3,628,288     Term Loan, maturing February 05, 2007                               2,920,772

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Home and Office Furnishings, Housewares, and Durable Consumer Products: (continued)

                  Identity Group, Inc.
$  4,525,000      Term Loan, maturing May 11, 2007                                  $ 2,896,000

                  Imperial Home Decor Group, Inc.                  NR       NR
     833,725      Term Loan, maturing April 04, 2006                                    771,195
                                                                                    -----------
                                                                                     12,645,273
                                                                                    -----------
Insurance: 1.4%

                  USI Holdings Corp.                               B1       B+
    9,000,000     Term Loan, maturing September 17, 2004                              8,955,000

                  White Mountains Insurance Group Ltd.             Baa2     BBB-
    4,500,000     Term Loan, maturing March 31, 2007                                  4,519,688
                                                                                    -----------
                                                                                     13,474,688
                                                                                    -----------
Leisure, Amusement, Motion Pictures and Entertainment: 10.0%

                  Amfac Parks and Resorts, Inc.                    NR       NR
    3,551,476     Term Loan, maturing September 30, 2005                              3,542,598
    3,551,476     Term Loan, maturing September 30, 2004                              3,542,598

                  Bally Total Fitness Holding Corporation          Ba3      B+
    2,495,370     Term Loan, maturing November 10, 2004                               2,493,811

                  Edwards Theatres, Inc.                           NR       NR
    9,729,443     Term Loan, maturing June 30, 2005                                   9,710,119

                  Fitness Holdings Worldwide, Inc.                 B1       B
    8,302,500     Term Loan, maturing November 02, 2007                               7,126,310
    9,286,500     Term Loan, maturing November 02, 2006                               7,970,909

                  Icon Health & Fitness, Inc.                      NR       NR
    2,750,000     Term Loan, maturing August 31, 2004                                 2,725,938
    4,845,313     Term Loan, maturing November 29, 2004                               4,821,086
    5,494,603     Term Loan, maturing March 01, 2005                                  5,412,184

                  Metro-Goldwyn-Mayer Studios, Inc.                Ba3      BB-
    7,862,500     Term Loan, maturing March 31, 2005                                  7,819,909
    7,462,500     Term Loan, maturing March 31, 2006                                  7,446,180

                  Panavision, Inc.                                 B2       B+
   14,088,243     Term Loan, maturing March 31, 2005                                 12,444,610

                  Regal Cinemas, Inc.                              B1       B+
    3,000,000     Term Loan, maturing December 31, 2007                               3,031,875

                  Six Flags Theme Parks, Inc.                      Ba2      BB-
    2,992,500     Term Loan, maturing September 30, 2005                              3,016,398
    2,833,333     Revolving Loan, maturing November 03, 2004                          2,790,833

                  United Artists Theatre Co.                       B3       BB-
   11,656,991     Term Loan, maturing January 24, 2005                               11,644,505

                  WFI Group, Inc.                                  Ba2      NR
    3,000,000     Term Loan, maturing July 14, 2004                                   3,000,000
                                                                                    -----------
                                                                                     98,539,863
                                                                                    -----------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
 Lodging: 10.0%

                  Extended Stay America, Inc.                      Ba3      BB-
$  17,000,000     Term Loan, maturing January 15, 2008                              $17,076,143

                  KSL Recreational Group, Inc.                     Ba3      B+
    1,529,544     Term Loan, maturing April 30, 2006                                  1,508,991
    1,529,544     Term Loan, maturing April 30, 2005                                  1,501,821
    9,075,000     Term Loan, maturing December 22, 2006                               8,958,731

                  Lodgian Financing Corp.(2)                       Ca       D
   17,071,616     Term Loan, maturing July 15, 2006                                  14,340,157

                  Meristar Investment Partners                     Ba3      B-
    2,500,000     Term Loan, maturing March 31, 2002                                  2,362,500
    6,512,760     Term Loan, maturing March 31, 2002                                  6,154,558

                  Starwood Hotels & Resorts Worldwide, Inc.        Ba1      BBB-
   20,000,000     Term Loan, maturing February 23, 2003                              19,825,000
    2,750,000     Term Loan, maturing February 23, 2003                               2,758,308

                  Wyndham International, Inc.                      B1       BB
    7,728,891     Term Loan, maturing June 30, 2004                                   6,988,208
   19,756,144     Term Loan, maturing June 30, 2006                                  17,758,580
                                                                                    -----------
                                                                                     99,232,997
                                                                                    -----------
Machinery: 1.4%

                  Alliance Laundry Holdings                        B1       B
   10,257,685     Term Loan, maturing June 30, 2005                                   9,693,513

                  Morris Material Handling, Inc.                   NR       NR
      264,491     Term Loan, maturing September 28, 2004                                251,266

                  Vutek, Inc.                                      B2       NR
    1,294,825     Term Loan, maturing December 30, 2007                               1,281,876
      609,754     Term Loan, maturing December 30, 2007                                 607,468
    1,721,639     Term Loan, maturing December 30, 2007                               1,704,423
                                                                                    -----------
                                                                                     13,538,546
                                                                                    -----------
Mining, Steel, Iron and Non-Precious Metals: 0.1%

                  National Refractories Co.(2)                     NR       NR
    1,250,000     Term Loan, maturing September 30, 2001                              1,236,010
                                                                                    -----------
                                                                                      1,236,010
                                                                                    -----------
Oil and Gas: 2.1%

                  Key Energy Services, Inc.                        Ba2      BB-
    4,494,000     Revolving Loan, maturing October 26, 2003                           4,454,677

                  Plains Marketing L.P.                            Ba1      BB
    3,500,000     Term Loan, maturing September 21, 2007                              3,503,283

                  PMC Company                                      Ba1      BB
    3,000,000     Term Loan, maturing May 05, 2006                                    3,015,000

                  Tesoro Petroleum Corporation                     Ba2      BBB-
    6,000,000     Term Loan, maturing December 31, 2007                               6,018,126

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
 Oil and Gas: (continued)

                  W-H Energy Services                              B1       B
$   3,473,750     Term Loan, maturing April 16, 2007                                $ 3,465,065
                                                                                    -----------
                                                                                     20,456,151
                                                                                    -----------
Other Telecommunications: 3.4%

                  Broadwing, Inc.                                  Ba3      BB+
   17,500,000     Term Loan, maturing November 09, 2004                              16,625,000
    1,000,000     Term Loan, maturing June 28, 2007                                     967,000
   10,000,000     Term Loan, maturing December 30, 2006                               9,610,940

                  Infonet Services Corp.                           Ba3      BB-
    4,887,500     Term Loan, maturing June 30, 2006                                   4,789,750

                  Pacific Coin                                     NR       NR
    3,068,524     Term Loan, maturing December 29, 2007                               1,841,114
                                                                                    -----------
                                                                                     33,833,804
                                                                                    -----------
Personal and Nondurable Consumer Products: 4.5%

                  AM Cosmetics Corp.                               NR       NR
    2,292,689     Revolving Loan, maturing May 30, 2004(3)                            1,948,786
    1,305,151     Term Loan, maturing May 30, 2004(3)                                 1,109,378
    2,610,303     Term Loan, maturing December 31, 2004(3)                            2,218,758

                  Amscan Holdings, Inc.                            B1       B+
    9,569,096     Term Loan, maturing December 31, 2004                               8,899,259

                  Armkel, LLC                                      Ba3      B+
    1,995,000     Term Loan, maturing March 28, 2009                                  2,010,587

                  Buhrmann U.S., Inc.                              Ba3      BB-
    5,072,551     Term Loan, maturing October 26, 2007                                4,918,112
    3,216,857     Term Loan, maturing October 26, 2005                                3,053,000

                  Centis, Inc.                                     NR       NR
    3,421,250     Term Loan, maturing September 30, 2006(3)                           1,197,438
    3,900,000     Term Loan, maturing September 30, 2005(3)                           1,365,000

                  Church & Dwight Co.                              Ba2      BB
    2,000,000     Term Loan, maturing September 30, 2007                              2,018,750

                  Jostens, Inc.                                    B1       BB-
    1,406,408     Term Loan, maturing May 31, 2008                                    1,411,858
    3,245,601     Term Loan, maturing May 31, 2006                                    3,172,575

                  Norwood Promotional Products, Inc.               NR       NR
    5,029,896     Term Loan, maturing February 01, 2005                               5,029,896
    1,057,265     Term Loan, maturing February 01, 2005                                      --
    3,353,264     Term Loan, maturing February 01, 2005                               1,742,021

                  Paint Sundry Brands LLC                          B1       B+
      957,213     Term Loan, maturing August 11, 2006                                   918,924
      977,360     Term Loan, maturing August 11, 2005                                   938,265

                  Playtex Products, Inc.                           Ba3      BB-
    2,473,750     Term Loan, maturing May 31, 2009                                    2,497,327

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Personal and Nondurable Consumer Products: (continued)

                  U.S. Office Products(2)                          NR       NR
$   3,489,974     Term Loan, maturing June 09, 2006(3)                              $   116,880
                                                                                    -----------
                                                                                     44,566,814
                                                                                    -----------
Personal, Food & Miscellaneous: 4.1%

                  Coinmach Corporation                             B1       BB-
    5,000,000     Term Loan, maturing July 25, 2009                                   5,044,790

                  Otis Spunkmeyer, Inc.                            NR       NR
    4,394,397     Term Loan, maturing December 31, 2005                               4,130,734

                  Papa Gino's, Inc.                                NR       NR
    2,147,727     Term Loan, maturing August 31, 2007                                 2,113,478
    5,085,938     Term Loan, maturing August 31, 2007                                 5,043,889

                  SC International Services                        Ba1      BBB-
   24,740,097     Term Loan, maturing March 01, 2007                                 23,286,617
      581,052     Term Loan, maturing March 01, 2007                                    546,915
                                                                                    -----------
                                                                                     40,166,423
                                                                                    -----------
Printing and Publishing: 6.0%

                  Adams Outdoor Advertising, L.P.                  B1       B+
    2,000,000     Term Loan, maturing February 08, 2008                               2,018,126

                  Advanstar Communications, Inc.                   B1       B+
    3,782,857     Term Loan, maturing October 11, 2007                                3,546,429
   12,056,000     Term Loan, maturing April 11, 2007                                 11,453,200

                  Canwest Media, Inc.                              Ba3      BB-
    4,265,264     Term Loan, maturing May 15, 2008                                    4,306,015
    4,568,118     Term Loan, maturing May 15, 2009                                    4,611,762

                  Lamar Media Corporation                          Ba2      BB-
    5,793,750     Term Loan, maturing March 01, 2006                                  5,688,738

                  Mail-Well I Corporation                          Ba3      BB
    2,704,497     Term Loan, maturing February 22, 2007                               2,649,563

                  Primedia, Inc.                                   B1       BB-
    3,980,000     Term Loan, maturing June 30, 2009                                   3,552,150

                  Transwestern Publishing Company                  Ba3      B+
    2,985,000     Term Loan, maturing June 27, 2008                                   3,017,650

                  Vertis, Inc.                                     B1       B+
    3,934,360     Term Loan, maturing November 30, 2008                               3,398,303

                  Von Hoffman Press, Inc.                          B1       B+
   10,360,046     Term Loan, maturing July 01, 2005                                  10,075,144
    3,185,798     Term Loan, maturing July 01, 2004                                   3,098,189

                  Ziff Davis Media, Inc.                           B3       CCC-
    1,712,023     Term Loan, maturing March 31, 2007                                  1,332,524
                                                                                    -----------
                                                                                     58,747,793
                                                                                    -----------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Radio and Television Broadcasting: 4.6%

                  Benedek Broadcasting Corp.                       B2       CC
$   7,000,000     Term Loan, maturing November 20, 2007                             $ 6,567,750

                  Citadel Broadcasting Company                     Ba2      B+
    4,500,000     Term Loan, maturing June 26, 2009                                   4,528,125

                  Emmis Communications                             Ba3      B+
   10,484,144     Term Loan, maturing August 31, 2009                                10,553,904

                  Gray Communications Systems                      Ba3      B+
    3,000,000     Term Loan, maturing September 30, 2009                              3,020,625

                  Pegasus Media & Communications, Inc.             B1       B+
    5,944,987     Term Loan, maturing April 30, 2005                                  5,757,970

                  Paxson Communications Corporation                Ba3      BB
    4,975,000     Term Loan, maturing June 30, 2006                                   4,975,000

                  Sinclair Broadcast Group, Inc.                   Ba2      BB-
    5,000,000     Term Loan, maturing September 30, 2009                              5,042,500

                  Susquehanna Media Co.                            Ba1      BB-
    2,500,000     Term Loan, maturing June 30, 2008                                   2,509,375

                  Telemundo Group, Inc.                            B1       B+
    2,000,000     Term Loan, maturing May 15, 2008                                    2,002,188
                                                                                    -----------
                                                                                     44,957,437
                                                                                    -----------
Retail Stores: 4.6%

                  Advance Stores Company                           Ba3      B+
    5,000,000     Term Loan, maturing November 30, 2007                               5,014,585

                  Murray's Discount Auto Stores, Inc.              NR       NR
      701,249     Revolving Loan, maturing June 30, 2003                                674,187
   10,976,822     Term Loan, maturing June 30, 2003                                  10,791,467

                  Peebles, Inc.                                    NR       NR
    9,531,918     Term Loan, maturing April 30, 2002                                  9,245,960
      713,848     Term Loan, maturing April 30, 2001                                    692,433

                  Rite Aid Corporation                             B2       BB-
   17,000,000     Term Loan, maturing June 27, 2005                                  16,490,000

                  Travel Centers Of America, Inc.                  Ba3      BB
    2,500,000     Term Loan, maturing November 14, 2008                               2,522,918
                                                                                    -----------
                                                                                     45,431,550
                                                                                    -----------
Telecommunication Equipment: 4.9%

                  American Tower L.P.                              B2       BB-
   11,916,667     Term Loan, maturing June 30, 2007                                  10,273,382

                  Crown Castle Operating Company                   Ba3      BB-
   13,000,000     Term Loan, maturing March 15, 2008                                 12,647,921

                  Pinnacle Towers, Inc.                            B3       CC
   12,077,801     Term Loan, maturing June 30, 2007                                  10,918,332

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Telecommunication Equipment: (continued)

                  Spectrasite Communications, Inc.                 B3       B+
$   8,500,000     Term Loan, maturing December 31, 2007                          $    7,333,375

                  Tripoint Global Communications, Inc.             NR       NR
    5,075,040     Term Loan, maturing May 31, 2006                                    4,694,179

                  TSI Telecommunication Services, Inc.             Ba3      B+
    2,500,000     Term Loan, maturing December 31, 2006                               2,356,250
                                                                                 --------------
                                                                                     48,223,439
                                                                                 --------------
Textiles and Leather: 3.4%

                  Accessory Network Group, Inc.                    NR       NR
    8,231,155     Term Loan, maturing June 30, 2003                                   6,582,070

                  Galey & Lord, Inc.(2)                            Caa2     D
    3,288,730     Term Loan, maturing April 01, 2006                                  2,258,262
    4,636,019     Term Loan, maturing April 02, 2005                                  3,183,401

                  Humphrey's, Inc.(2)                              NR       NR
    5,957,119     Term Loan, maturing January 15, 2003(3)                                24,424

                  Levi Strauss & Co                                Ba3      BB+
      506,859     Term Loan, maturing August 29, 2003                                   508,443
      714,286     Revolving Loan, maturing August 29, 2003                              694,196

                  Malden Mills Industries, Inc.(2)                 NR       NR
    9,340,635     Term Loan, maturing October 28, 2006(3)                             5,137,349

                  Polymer Group, Inc.                              B3       CC
    4,779,769     Term Loan, maturing December 20, 2005                               4,337,640
    3,000,000     Term Loan, maturing December 20, 2006                               2,721,249

                  Scovill Fasteners, Inc.                          NR       NR
    3,973,214     Term Loan, maturing November 26, 2003                               3,741,984

                  Targus Group, Inc.                               NR       NR
    3,449,938     Term Loan, maturing December 20, 2006                               3,355,064

                  William Carter Company                           Ba3      BB-
      997,500     Term Loan, maturing September 30, 2008                              1,001,864
                                                                                 --------------
                                                                                     33,545,946
                                                                                 --------------
                  Total Senior Loans -- 166.8%
                    (cost $1,830,295,383)                                         1,644,669,913
                                                                                 --------------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------
 Other Corporate Debt

                                                                    Bank Loan
                                                                     Ratings+
    Principal                                                      (unaudited)
     Amount       Borrower/Tranche Description                   Moody's    S&P        Value
-----------------------------------------------------------------------------------------------
Automobile 0.5%

                  Capital Tool & Design Ltd.                       NR       NR
$   6,000,000     Subordinated Note, maturing July 26, 2003                         $ 4,800,000
                                                                                    -----------
                                                                                      4,800,000
                                                                                    -----------
Finance 1.0%

                  Value Asset Management, Inc.                     B2       NR
   10,000,000     Sr. Sub Bridge, maturing August 31, 2005                            9,925,000
                                                                                    -----------
                                                                                      9,925,000
                                                                                    -----------
Healthcare, Education and Childcare 0.0%

                  Vision Twenty-One                                NR       NR
      368,022     Subordinated Convertible Note, maturing
                    October 31, 2003(3)                                                      37

                                                                                             37
                                                                                    -----------
Home and Office Furnishings, Housewares, and Durable Consumer Products 0.0%

                  MP Holdings                                      NR       NR
       64,527     Subordinated Note, maturing March 14, 2007                             61,301
                                                                                    -----------
                                                                                         61,301
                                                                                    -----------
Oil and Gas 0.8%

                  Premcor Refining, Inc.                           Ba3      BB
    9,000,000     Floating Rate Note, maturing November 15, 2004                      7,380,000
                                                                                    -----------
                                                                                      7,380,000
                                                                                    -----------
Other Telecommunications: 0.4%

                  Pacific Coin
    3,898,822     Subordinated Loan, maturing December 29, 2007(3)                    3,820,846
                                                                                    -----------
                                                                                      3,820,846
                                                                                    -----------
Personal & Nondurable Consumer Products 0.2%

                  AM Cosmetics Corp.                               NR       NR
    3,127,215     Subordinated Note, maturing May 30, 2007                                   --

                  Paint Sundry Brands, LLC                         B2       B+
    2,875,000     Subordinated Note, maturing August 11, 2008                         2,371,875
                                                                                    -----------
                                                                                      2,371,875
                                                                                    -----------
Textiles and Leather 0.1%

                  Tartan Textile Services                          NR       NR
    1,332,583     Subordinated Note, maturing April 1, 2011                           1,265,954
                                                                                    -----------
                                                                                      1,265,954
                                                                                    -----------

                  Total Other Corporate Debt -- 3.0%
                  (cost $36,028,268)                                                 29,625,013
                                                                                    -----------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
                PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

Common Stock

 Shares                                                                 Value
--------                                                              ----------
             Aerospace and Defense 0.0%
  11,130     Stellex Technologies, Inc.@(R)                           $  275,767
                                                                      ----------
             Automobile 1.0%
 212,171     Breed Technologies, Inc.@(R)                              2,989,489
 660,808     Safelite Glass Corporation@(R)                            6,528,783
  44,605     Safelite Realty@(R)                                               1
                                                                      ----------
                                                                       9,518,273
                                                                      ----------
             Diversified/Conglomerate Services 0.0%
  60,056     Staff Leasing, Inc.                                         180,168
                                                                      ----------
             Electronics 0.1%
 350,059     Decision One Corporation@(R)                              1,501,753
                                                                      ----------
             Healthcare, Education and Childcare 0.3%
 190,605     Genesis Health Ventures, Inc.@                            2,969,626
                                                                      ----------
             Home and Office Furnishings 0.2%
  80,400     American Blind and Wallpaper, Inc.@(R)                          804
 300,141     Imperial Home Decor Group, Inc.@(R)                       1,654,378
 300,141     IHDG Realty@(R)                                                   1
     590     MP Holdings, Inc.@(R)                                             6
  17,582     Soho Publishing@(R)                                             176
                                                                      ----------
                                                                       1,655,365
                                                                      ----------
             Machinery 0.2%
 481,373     Morris Material Handling, Inc@(R)                         1,771,453
                                                                      ----------
             Other Telecommunications 0.0%
   1,091     Pacific Coin, Inc.@(R)                                            1
                                                                      ----------
             Personal and Nondurable Consumer Products 0.0%
  37,197     AM Cosmetics Corp.@(R)                                           --
                                                                      ----------
             Textiles and Leather 0.0%
 127,306     Dan River, Inc.@                                             52,195
                                                                      ----------
             Total Common Stock -- 1.8%
             (Cost $13,865,777)                                       17,924,601
                                                                      ----------

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

Stock Purchase Warrants and Other Securities

  Shares                                                                                      Value
  ------                                                                                      -----
     415     AM Cosmetics Corp., Series E-1 Preferred Stock, exchangable for common
               shares on a 1-for-1 basis@(R)                                                $       --
                                                                                            ----------
       1     Autotote Systems, Inc., Option representing 0.248% common shares
               issued and outstanding @(R)                                                          --
                                                                                            ----------
  80,208     Boston Chicken Inc., residual interest in Boston Chicken Plan Trust@(R)(2)      8,014,961
                                                                                            ----------
  80,634     Capital Tool & Design, Warrants representing 19,000 common shares@(R)                  --
                                                                                            ----------
  10,000     Casden Properties Operation, 10,000 shares of junior Cumulative
               Preferred partnership Units(R)                                                  250,000
                                                                                            ----------
  19,000     Covenant Care, Inc., Warrants representing 19,000 common shares
               expiring June 30, 2003@(R)                                                           --
                                                                                            ----------
   2,696     Electro Mechanical Solutions, Warrants representing 2,564 common
               shares, expires September 29, 2002@(R)                                               --
                                                                                            ----------
  16,501     Exide, Warrants representing 16,501 common shares, expiring
               March 16, 2006@(R)                                                                  164

   2,223     Genesis Health Ventures, Preferred Stock@                                         238,973
                                                                                            ----------
  19,397     Holmes Group, Warrants representing 19,397 common shares, expiring
               May 7, 2006@(R)                                                                      --
                                                                                            ----------
     430     Murray's Discount Auto Stores, Inc., Warrants representing common
               stock(R), expires January 22, 2007                                            3,485,592
                                                                                            ----------
   4,000     New World Coffee, Manhattan Bagel, Inc., Warrants representing
               4,000 common shares, expiring June 15, 2006@(R)                                 160,720
                                                                                            ----------
  48,930     Scientific Games Corp, Warrants representing Class B common stock,
               non-voting@(R)                                                                  262,859
                                                                                            ----------
  23,449     Tartan Textiles Services, Series D Preferred Stock@(R)                          2,227,655
                                                                                            ----------
  36,775     Tartan Textiles Services, Series E Preferred Stock@(R)                          2,333,852
                                                                                            ----------
 167,239     Crown Paper, Inc. -- Conversion rights representing Tembec
               common shares@(R)(2)                                                          1,292,072
                                                                                            ----------
 243,778     Vision Twenty-One, Warrants representing 243,778 common shares@(R)                     --
                                                                                            ----------
             Total Other Securities -- 1.9% (Cost $14,021,840)                              18,266,848
                                                                                            ----------


             Total Investments (Cost $1,894,211,268)(5)                   173.5%         1,710,486,375
             Preferred Shares and Liabilities in Excess of Cash and
               Other Assets, net                                          (73.5%)         (724,504,696)
                                                                          -----          -------------
             Net Assets                                                   100.0%          $985,981,679
                                                                          =====          =============

                 See Accompanying Notes to Financial Statements

                              ING Prime Rate Trust

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS as of February 28, 2002
--------------------------------------------------------------------------------

----------
@    Non-income producing security.
(R)  Restricted security.
* Senior loans, while exempt from registration under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. These senior loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, LIBOR, the certificate of deposit rate, or in some cases another base lending rate.
NR   Not Rated
+ Bank Loans rated below Baa by Moody's Investors Services, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
(1) The borrower filed for protection under Chapter 7 of the U.S. Federal bankruptcy code.
(2) The borrower filed for protection under Chapter 11 of the U.S. Federal bankruptcy code.
(3)  Loan is on non-accrual basis.
(4) The borrower filed for protection under the Canadian Bankruptcy and Insolvency Act.
(5) For federal income tax purposes, the cost of investments is $1,890,986,340 and net unrealized depreciation consists of the following:

         Gross Unrealized Appreciation      $   20,940,900
         Gross Unrealized Depreciation        (201,440,865)
                                            --------------
            Net Unrealized Depreciation     $ (180,499,965)
                                            ==============

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES as of February 28, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments in securities at value (Cost $1,894,211,268)        $ 1,710,486,375
Cash                                                                    867,088
Receivables:
 Interest                                                             8,992,155
 Other                                                                  141,879
Prepaid expenses                                                        327,394
Prepaid arrangement fees on notes payable                               270,810
                                                                ---------------
   Total assets                                                   1,721,085,701
                                                                ---------------
LIABILITIES:
Notes payable                                                       282,000,000
Deferred arrangement fees on senior loans                               618,222
Accrued interest payable                                                517,066
Accrued preferred shares dividend payable                                77,611
Payable to affiliates                                                 1,378,362
Accrued expenses                                                        512,761
                                                                ---------------
   Total liabilities                                                285,104,022
                                                                ---------------
Preferred shares, $25,000 stated value per share
 at liquidation value (18,000 shares outstanding)                   450,000,000
NET ASSETS                                                      $   985,981,679
                                                                ===============
Net asset value per common share  outstanding (net assets
divided by 136,972,914 common shares
 authorized and outstanding, par value $0.01)                   $          7.20
                                                                ===============
Net Assets Consist of:
 Paid in capital                                                $ 1,287,948,209
 Undistributed net investment income                                  8,856,756
 Accumulated net realized loss on investments                      (127,098,393)
 Net unrealized depreciation of investments                        (183,724,893)
                                                                ---------------
   Net assets                                                   $   985,981,679
                                                                ===============

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS for the Year Ended February 28, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest                                                          $ 134,792,818
Arrangement fees earned                                               1,659,184
Dividends                                                                19,511
Other                                                                 3,172,692
                                                                  -------------
 Total investment income                                            139,644,205
                                                                  -------------
EXPENSES:
Interest                                                             14,249,438
Investment management fees                                           14,838,307
Administration fees                                                   4,637,682
Transfer agent and registrar fees                                       389,577
Reports to shareholders                                                 160,000
Custodian fees                                                          616,463
Revolving credit facility fees                                          272,990
Professional fees                                                       745,114
Preferred shares -- dividend disbursing agent fees                    1,182,556
Insurance expense                                                        54,131
Pricing fees                                                            102,585
ICI fees                                                                 10,472
Postage fees                                                            253,500
Trustees' fees                                                           68,000
Miscellaneous fees                                                      167,728
NYSE Registration fees                                                  141,916
                                                                  -------------
 Total expenses                                                      37,890,459
                                                                  -------------
   Net investment income                                            101,753,746
                                                                  -------------
REALIZED AND UNREALIZED LOSS FROM INVESTMENTS:
Net realized loss on investments                                    (53,063,828)
Net change in unrealized depreciation of investments                (69,951,020)
                                                                  -------------
 Net loss on investments                                           (123,014,848)
                                                                  -------------
   Net decrease in net assets resulting from operations           $ (21,261,102)
                                                                  =============

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 Year Ended         Year Ended
                                                                February 28,       February 28,
                                                                    2002               2001
                                                              ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income                                         $   101,753,746    $   121,538,218
Net realized loss on investments                                  (53,063,828)        (4,909,435)
Change in unrealized depreciation
 of investments                                                   (69,951,020)      (101,823,007)
                                                              ---------------    ---------------
 Net increase (decrease) in net assets resulting from
   operations                                                     (21,261,102)        14,805,776
                                                              ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income:
Common shares                                                     (85,728,945)      (117,654,573)
Preferred shares                                                  (15,273,093)        (8,783,182)
                                                              ---------------    ---------------
Decrease in net assets from distributions to
 shareholders                                                    (101,002,038)      (126,437,755)
                                                              ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
Common shares issued from dividend reinvestment                       919,219          5,733,515
Common shares sold in connection with shelf offerings                  87,513          1,236,107
Offering costs of preferred shares                                   (194,010)        (5,244,654)
                                                              ---------------    ---------------
 Net increase from capital share transactions                         812,722          1,724,968
                                                              ---------------    ---------------
 Net decrease in net assets                                      (121,450,418)      (109,907,011)
NET ASSETS:
Beginning of year                                               1,107,432,097      1,217,339,108
                                                              ---------------    ---------------
End of year (including undistributed net investment
 income of $8,856,756 and $7,032,048, respectively)           $   985,981,679    $ 1,107,432,097
                                                              ===============    ===============
SUMMARY OF COMMON SHARE TRANSACTIONS:
Shares issued in payment of distributions from net
 investment income                                                    114,904            666,982
Shares sold in connection with shelf offerings                         10,939            143,928
                                                              ---------------    ---------------
 Net increase in shares common shares outstanding                     125,843            810,910
                                                              ===============    ===============
Gross proceeds from offering of prefered stock                $            --    $   450,000,000

SUMMARY OF PREFERRED SHARES SOLD:
 Series M                                                                  --              3,600
 Series T                                                                  --              3,600
 Series W                                                                  --              3,600
 Series Th                                                                 --              3,600
 Series F                                                                  --              3,600
                                                              ---------------    ---------------
 Total preferred shares sold                                               --             18,000
                                                              ===============    ===============

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS for the Year Ended February 28, 2002
--------------------------------------------------------------------------------

INCREASE (DECREASE) in Cash
Cash Flows From Operating Activities:
 Interest received                                              $   138,007,208
 Dividends received                                                      19,511
 Facility fees paid                                                    (112,660)
 Arrangement fee received                                             1,229,435
 Other income received                                                3,090,462
 Interest paid                                                      (16,063,801)
 Other operating expenses paid                                      (24,226,698)
 Purchases of portfolio securities                                 (993,089,455)
 Proceeds from disposition of portfolio securities                1,217,901,206
                                                                ---------------
   Net cash provided by operating activities                        326,755,208
                                                                ---------------
Cash Flows From Financing Activities:
 Dividends paid to common shareholders                              (84,809,726)
 Cost incurred in offering of preferred shares                         (194,010)
 Dividends paid to preferred shareholders                           (15,457,176)
 Proceeds from common shares shelf offerings                             87,513
 Loan advance                                                      (228,000,000)
                                                                ---------------
   Net cash flows used in financing activities                     (328,373,399)
                                                                ---------------
 Net change in cash                                                  (1,618,191)
 Cash at beginning of year                                            2,485,279
                                                                ---------------
 Cash at end of year                                            $       867,088
                                                                ===============
Reconciliation Of Net Decrease In Net Assets Resulting From
 Operations To Net Cash Used for Operating Activities:
Net decrease in net assets resulting from operations            $   (21,261,102)
                                                                ---------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
 Change in unrealized depreciation of investments                    69,951,020
 Net accretion of discounts on investments                           (5,907,458)
 Realized loss on sale of investments                                53,063,828
 Purchase of investments                                           (993,089,455)
 Proceeds on sale of investments                                  1,217,901,204
 Decrease in interest receivable                                      9,121,850
 Increase in other assets                                               (82,230)
 Decrease in prepaid arrangement fees on notes payable                  160,330
 Decrease in prepaid expenses                                            63,165
 Decrease in deferred arrangement fees on senior loans                 (429,749)
 Decrease in accrued interest payable                                (1,814,363)
 Decrease in payable to affiliates                                     (241,311)
 Decrease in accrued expenses                                          (680,521)
                                                                ---------------
 Total adjustments                                                  348,016,310
                                                                ---------------
   Net cash provided by operating activities                    $   326,755,208
                                                                ===============
Non-Cash Financing Activities:
 Reinvestment of common share dividends                         $       919,219

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a common share outstanding throughout the period

                                                                 Years Ended February 28 or February 29,
                                                            --------------------------------------------------
                                                                 2002               2001             2000
                                                            -------------      -------------     -------------
Per Share Operating Performance
Net asset value, beginning of period                        $        8.09      $        8.95     $        9.24
Net investment income                                                0.74               0.88              0.79
Net realized and unrealized gain (loss)
 on investments                                                     (0.89)             (0.78)            (0.30)
                                                            -------------      -------------     -------------
Increase (decrease) in net asset value
 from investment operations                                         (0.15)              0.10              0.49
Distributions to Common Shareholders
 from net investment income                                         (0.63)             (0.86)            (0.78)
Distribution to Preferred Shareholders                              (0.11)             (0.06)               --
Increase in net asset value from share
 offerings                                                             --                 --                --
Reduction in net asset value from
 rights offering                                                       --                 --                --
Increase in net asset value from
 repurchase of capital stock                                           --                 --                --
Reduction in net asset value from
 Preferred Shares offerings                                            --              (0.04)               --
                                                            -------------      -------------     -------------
Net asset value, end of period                              $        7.20      $        8.09     $        8.95
                                                            =============      =============     =============
Closing market price at end of period                       $        6.77      $        8.12     $        8.25
Total Return(3)
Total investment return at closing
 market price(4)                                                    (9.20)%             9.10%            (5.88)%
Total investment return at net asset
 value(5)                                                           (3.02)%             0.19%             5.67%
Ratios/Supplemental Data
Net assets end of period (000's)                            $     985,982      $   1,107,432     $   1,217,339
Preferred Rate Shares
 Aggregate amount outstanding
 (000's)                                                    $     450,000      $     450,000                --
Liquidation and market value
 Per Share                                                  $      25,000      $      25,000                --
Asset coverage Per Share**                                            235%               215%               --
Average borrowings (000's)                                  $     365,126      $     450,197     $     524,019
Ratios to average net assets including
 preferred*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                                          1.57%              1.62%               --
 Expenses                                                            2.54%              3.97%               --
 Net investment income                                               6.83%(A)           9.28%               --
Ratios to average net assets plus bor-
 rowing
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                                          1.66%              1.31%             1.00%(9)
 Expenses                                                            2.70%              3.21%             2.79%(9)
 Net investment income                                               7.24%(B)           7.50%             6.12%
Ratios to average net assets
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                                          2.25%              1.81%             1.43%(9)
 Expenses                                                            3.64%              4.45%             4.00%(9)
 Net investment income                                               9.79%(C)          10.39%             8.77%
 Portfolio turnover rate                                               53%                46%               71%
 Common shares outstanding at end
  of period (000's)                                               136,973            136,847           136,036

                                                         Years Ended February 28 or February 29,
                                          -------------------------------------------------------------------------
                                             1999(8)              1998(8)           1997(8)              1996(7)
                                          -------------        -------------     -------------        -------------
Per Share Operating Performance
Net asset value, beginning of period      $        9.34        $        9.45     $        9.61        $        9.66
Net investment income                              0.79                 0.87              0.82                 0.89
Net realized and unrealized gain (loss)
 on investments                                   (0.10)               (0.13)            (0.02)               (0.08)
                                          -------------        -------------     -------------        -------------
Increase (decrease) in net asset value
 from investment operations                        0.69                 0.74              0.80                 0.81
Distributions to Common Shareholders
 from net investment income                       (0.82)               (0.85)            (0.82)               (0.86)
Distribution to Preferred Shareholders               --                   --                --                   --
Increase in net asset value from share
 offerings                                         0.03                   --                --                   --
Reduction in net asset value from
 rights offering                                     --                   --             (0.14)                  --
Increase in net asset value from
 repurchase of capital stock                         --                   --                --                   --
Reduction in net asset value from
 Preferred Shares offerings                          --                   --                --                   --
                                          -------------        -------------     -------------        -------------
Net asset value, end of period            $        9.24        $        9.34     $        9.45        $        9.61
                                          =============        =============     =============        =============
Closing market price at end of period     $        9.56        $       10.31     $       10.00        $        9.50
Total Return(3)
Total investment return at closing
 market price(4)                                   1.11%               12.70%            15.04%(6)            19.19%
Total investment return at net asset
 value(5)                                          7.86%                8.01%             8.06%(6)             9.21%
Ratios/Supplemental Data
Net assets end of period (000's)          $   1,202,565        $   1,034,403     $   1,031,089        $     862,938
Preferred Rate Shares
 Aggregate amount outstanding
 (000's)                                             --                   --                --                   --
Liquidation and market value
 Per Share                                           --                   --                --                   --
Asset coverage Per Share**                           --                   --                --                   --
Average borrowings (000's)                $     490,978        $     346,110     $     131,773        $          --
Ratios to average net assets including
 preferred*
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                          --                   --                --                   --
 Expenses                                            --                   --                --                   --
 Net investment income                               --                   --                --                   --
Ratios to average net assets plus bor-
 rowing
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                        1.05%(9)             1.04%             1.13%                  --
 Expenses                                          2.86%(9)             2.65%             1.92%                  --
 Net investment income                             6.00%                6.91%             7.59%                  --
Ratios to average net assets
 Expenses (before interest and other
  fees related to revolving credit
  facility)                                        1.50%(9)             1.39%             1.29%                  --
 Expenses                                          4.10%(9)             3.54%             2.20%                1.23%
 Net investment income                             8.60%                9.23%             8.67%                9.23%
 Portfolio turnover rate                             68%                  90%               82%                  88%
 Common shares outstanding at end
  of period (000's)                             130,206              110,764           109,140               89,794

----------
(1)  Annualized.
(2) Prior to the waiver of expenses, the ratios of expenses to average net assets were 1.95% (annualized), 1.48% and 1.44% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively, and the ratios of net investment income to average net assets were 8.91% (annualized), 10.30% and 7.60% for the period from May 12, 1988 to February 28, 1989, and for the fiscal years ended February 28, 1990 and February 29, 1992, respectively.
(3)  Total return calculations are attributable to common shareholders.
(4) Total investment return measures the change in the market value of your investment assuming reinvestment of dividends and capital gain distributions, if any, in accordance with the provisions of the dividend reinvestment plan. On March 9, 1992, the shares of the Trust were initially listed for trading on the New York Stock Exchange. Accordingly, the total investment return for the year ended February 28, 1993, covers only the period from March 9, 1992, to February 28, 1993. Total investment return for periods prior to the year ended February 28, 1993, are not presented since market values for the Trust's shares were not available. Total returns for less than one year are not annualized.
(5) Total investment return at net asset value has been calculated assuming a purchase at net asset value at the beginning of each period and a sale at net asset value at the end of each period and assumes reinvestment of dividends and capital gain distributions in accordance with the provisions of the dividend reinvestment plan. This calculation differs from total investment return because it excludes the effects of changes in the market values of the Trust's shares. Total returns for less than one year are not annualized.
(6) Calculation of total return excludes the effects of the per share dilution resulting from the rights offering as the total account value of a fully subscribed shareholder was minimally impacted.

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (Continued)
--------------------------------------------------------------------------------

                                    Years Ended February 28 or February 29,
--------------------------------------------------------------------------------------------------------------------------
    1995                1994            1993            1992               1991             1990                  1989
-------------      -------------   -------------   -------------      -------------     -------------        -------------
$       10.02      $       10.05   $        9.96   $        9.97      $       10.00     $       10.00        $       10.00
         0.74               0.60            0.60            0.76               0.98              1.06                 0.72
         0.07              (0.05)           0.01           (0.02)             (0.05)               --                   --
-------------      -------------   -------------   -------------      -------------     -------------        -------------
         0.81               0.55            0.61            0.74               0.93              1.06                 0.72
        (0.73)             (0.60)          (0.57)          (0.75)             (0.96)            (1.06)               (0.72)
           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --
        (0.44)                --              --              --                 --                --                   --
           --               0.02            0.05              --                 --                --                   --
           --                 --              --              --                 --                --                   --
-------------      -------------   -------------   -------------      -------------     -------------        -------------
$        9.66      $       10.02   $       10.05   $        9.96      $        9.97     $       10.00        $       10.00
=============      =============   =============   =============      =============     =============        =============
$        8.75      $        9.25   $        9.13              --                 --                --                   --
         3.27%(6)           8.06%          10.89%             --                 --                --                   --
         5.24%(6)           6.28%           7.29%           7.71%              9.74%            11.13%                7.35%
$     867,083      $     719,979   $     738,810   $     874,104      $   1,158,224     $   1,036,470        $     252,998
           --                 --              --              --                 --                --                   --

           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --
$          --      $          --   $          --   $          --      $          --     $          --        $          --

           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --

           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --
           --                 --              --              --                 --                --                   --

           --                 --              --              --                 --                --                   --
         1.30%              1.31%           1.42%           1.42%(2)           1.38%             1.46%(2)             1.18%(1)(2)
         7.59%              6.04%           5.88%           7.62%(2)           9.71%            10.32%(2)             9.68%(1)(2)
          108%                87%             81%             53%                55%              100%                  49%(1)
       89,794             71,835          73,544          87,782            116,022           103,660               25,294

----------
(7) ING Investments, LLC, the Trust's investment manager, acquired certain assets of Pilgrim Management Corporation, the Trust's former investment manager, in a transaction that closed on April 7, 1995.
(8) The Manager agreed to reduce its fee for a period of three years from the Expiration Date of the November 12, 1996 Rights Offering to 0.60% of the average daily net assets, plus the proceeds of any outstanding borrowings, over $1.15 billion.
(9)  Calculated on total expenses before impact of earnings credits.
* Ratios do not reflect the effect of dividend payments to Preferred Shareholders; income ratios reflect income earned on assets attributable to preferred shares.
** Asset coverage represents the total assets available for settlement of Preferred Stockholder's interest and notes payables in relation to the Preferred Shareholder interest and notes payable balance outstanding. The Preferred Shares were first offered November 2, 2000.
(A) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets including preferred shares would have been 6.43% for the year ended February 28, 2002.
(B) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets plus borrowings applicable to common shares would have been 6.82% for the year ended February 28, 2002.
(C) Had the Trust not amortized premiums and accreted discounts, the ratio of net investment income to average net assets applicable to common shares would have been 9.22% for the year ended February 28, 2002.

                 See Accompanying Notes to Financial Statements

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

ING Prime Rate Trust (formerly known as Pilgrim Prime Rate Trust, the "Trust"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end, investment management company. The Trust invests in senior loans which are exempt from registration under the Securities Act of 1933 (the "`33 Act") but contain certain restrictions on resale and cannot be sold publicly. These loans bear interest (unless otherwise noted) at rates that float periodically at a margin above the Prime Rate of a U.S. bank specified in the credit agreement, the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate, or in some cases another base lending rate. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Senior Loan and Other Security Valuation. Loans are normally valued at the mean of the means of one or more bid and asked quotations obtained from a pricing service or other sources determined by the board to be independent and believed to be reliable. Loans for which reliable quotations are not available may be valued with reference to another loan or a group of loans for which quotations are more readily available and whose characteristics are comparable to the loan being valued. Under this approach, the comparable loan or loans serve as a proxy for changes in value. The Trust has engaged an independent pricing service to provide quotations from dealers in loans and to calculate values under the proxy procedure described above. It is expected that most of the loans held by the Trust will be valued with reference to quotations from the independent pricing service or with reference to the proxy procedure described above.

     ING Investments, LLC (formerly ING Pilgrim Investments, LLC, the "Investment Manager") may believe that the price for a loan derived from market quotations or the proxy procedure described above is not reliable or accurate. Among other reasons, this may be the result of information about a particular loan or borrower known to the Investment Manager that the Investment Manager believes may not be known to the pricing service or reflected in a price quote. In this event, the loan is valued at fair value as determined in good faith under procedures established by the Trust's Board of Trustees and in accordance with the provisions of the 1940 Act. Under these procedures, fair value is determined by the Investment Manager and monitored by the Trust's Board of Trustees through its Valuation Committee. In fair valuing a loan, consideration is given to several factors, which may include, among others, the following: (i) the charactistics of and fundamental analytical data relating to the loan, including the cost, size, current interest rate, period until the next interest rate reset, maturity and base lending rate of the loan, the terms and conditions of the loan and any related agreements, and the position of the loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower and the cash flow coverage of outstanding principal and interest, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the loan, including price quotations for, and trading in, the loan and interests in similar loans; (v) the reputation and financial condition of the agent for the loan and any intermediate participants in the loan; (vi) the borrower's management; and (vii) the general economic and market conditions affecting the fair value of the loan. Securities for which the primary market is a national securities exchange or the NASDAQ National Market System are stated at the last reported sale price on the day of valuation. Debt and equity securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked price. Securities other than senior loans for which reliable quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees of the Trust. Investments in securities

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

     maturing in less than 60 days from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     At February 28, 2002, the Trust had capital loss carryforwards for federal income tax purposes of approximately $125,806,013 which are scheduled to expire through February 28, 2011.

     The Board of Trustees intends to offset any future net capital gains with the capital loss carryforwards until each carryforward has been fully utilized or expires.

C. Security Transactions and Revenue Recognition. Loans are booked on a settlement date basis and security transactions are accounted for on trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Dividend income is recognized on the ex-dividend date. Interest income is recorded on an accrual basis at the then current interest rate of the loan. The accrual of interest on loans is discontinued when, in the opinion of management, there is an indication that the borrower may be unable to meet payments as they become due. Upon such discontinuance, all unpaid accrued interest is reversed. Cash collections on nonaccrual senior loans are generally applied as a reduction to the recorded investment of the loan. Senior loans are returned to accrual status only after all past due amounts have been received and the borrower has demonstrated sustained performance. For all loans acquired prior to March 1, 2001, arrangement fees, which represent non-refundable fees associated with the acquisition of loans, are deferred and recognized over the shorter of 2.5 years or the actual terms of the loan. For all loans, except revolving credit facilities, acquired subsequent to February 28, 2001, arrangement fees are treated as discounts and accreted as described in Note 1.H. Arrangement fees associated with revolving credit facilities acquired subsequent to February 28, 2001 are deferred and recognized over the shorter of 4 years or the actual term of the loan.

D. Distributions to Shareholders. The Trust records distributions to its shareholders on the ex-date. Distributions from income are declared by the Trust on a monthly basis. Distributions from capital gains, if any, are declared on an annual basis. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for items such as the treatment of short term capital gains and the amortization of premiums and accretion of discounts. These "book/tax" differences are either considered temporary or permanent in nature. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income and/or realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as a tax return of capital. During the year ended February 28, 2002 the Trust reclassified $2,580,000 from undistributed net investment income to accumulated net realized loss on investments, to reflect the treatment of permanent book/tax differences.

E. Dividend Reinvestments. Pursuant to the Shareholder Investment Program (formerly known as the Automatic Dividend Reinvestment Plan), DST Systems, Inc., the Plan Agent, purchases, from time to time, shares of beneficial interest of the Trust on the open market to satisfy dividend reinvestments. Such shares are purchased only when the closing sale or bid price plus commission is less than the net asset value per share of the stock on the valuation date. If the market

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

     price plus commissions is equal to or exceeds the net asset value, new shares are issued at the greater of (i) net asset value or (ii) the market price of the shares during the pricing period, minus a discount of 5%.

F. Use of Estimates. Management of the Trust has made certain estimates and assumptions relating to the reporting of assets, liabilities, revenues, expenses and contingencies to prepare these financial statements in conformity with generally accepted accounting principles in the United States of America. Actual results could differ from these estimates.

G. Share Offerings. During the year ended February 28, 1999, the Trust began issuing shares under various shelf registration statements, whereby the net proceeds received by the Trust from share sales may not be less than the greater of (i) the NAV per share or (ii) 94% of the average daily market price over the relevant pricing period.

H. Change in Accounting Principle. In November 2000 the American Institute of Certified Public Accountants (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). Effective March 1, 2001, the Fund adopted the provisions of the Guide and began amortizing premiums and accreting discounts on debt securities. Prior to March 1, 2001, the Trust had not amortized premiums nor accreted discounts. The cumulative effect of this accounting change had no impact on net assets of the Trust, but resulted in a $3,653,000 increase in the cost of securities and a corresponding $3,653,000 increase in net unrealized depreciation of investments, based on securities held by the Trust on March 1, 2001. The effect of this change during the year ended February 28,2002, was to increase net investment income by approximately $5,907,000, increase unrealized depreciation of investments by approximately $3,327,000 and increase net realized loss on investments by approximately $2,580,000.

I. Reclassification. Under EITF Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Trust's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

NOTE 2 -- INVESTMENTS

For the year ended February 28, 2002, the cost of purchases and the proceeds from principal repayment and sales of investments, excluding short-term notes, totaled $993,089,455 and $1,217,901,206, respectively. At February 28, 2002, the
Trust held senior loans valued at $1,644,669,913 representing 96.2% of its total investments. The market value of these assets is established as set forth in
Note 1.

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

The senior loans acquired by the Trust may take the form of a direct co-lending relationship with the corporate issuer, an assignment of a co-lender's interest in a loan, or a participation interest in a co-lender's interest in a loan. The lead lender in a typical corporate loan syndicate administers the loan and monitors collateral. In the event that the lead lender becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Trust may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest. Additionally, certain situations may arise where the Trust acquires a participation in a co-lender's interest in a loan and the Trust does not have privity with or direct recourse against the corporate issuer. Accordingly, the Trust may incur additional credit risk as a participant because it must assume the risk of insolvency or bankruptcy of the co-lender from which the participation was acquired. Common and preferred stocks, and stock purchase warrants held in the portfolio were acquired in conjunction with senior loans held by the Trust. Certain of these stocks and warrants are restricted and may not be publicly sold without registration under the '33 Act, or without an exemption under the '33 Act. In some cases, these restrictions expire after a designated period of time after issuance of the stock or warrant. These restricted securities are valued at fair value as determined by the Board of Trustees by considering quality, dividend rate, and marketability of the securities compared to similar issues. In order to assist in the determination of fair value, the Trust will obtain quotes from dealers who periodically trade in such securities where such quotes are available. Dates of acquisition and cost or assigned basis of restricted securities are as follows:

                                                                       Date of         Cost or
                                                                     Acquisition    Assigned Basis
                                                                     -----------    --------------
American Blind and Wallpaper, Inc. -- Common                           01/12/99               --
AM Cosmetics Corp. -- Common                                           06/08/99      $   385,610
AM Cosmetics Corp. -- Preferred Stock                                  06/02/99               --
Autotote Systems, Inc. -- Option                                       02/26/97               --
Boston Chicken--Residual interest in Boston Chicken Trust              12/26/00        8,014,961
Breed Technologies -- Common                                           12/27/00        3,343,665
Capital Tool & Design -- Warrants                                      07/26/96               --
Casden Properties Corporation -- Preferred Partnership Units           12/31/98               --
Covenant Care, Inc. -- Warrants                                        12/22/95               --
Decision One Corporation -- Common                                     06/16/00               --
Electro Mechanical Solutions -- Warrants                               06/20/00               --
Holmes Product Corporation -- Warrants                                 10/24/01               --
Imperial Home Decor Group -- Common                                    05/02/01        1,654,378
IHDG Realty -- Common                                                  05/02/01                1
Morris Material Handling -- Common                                     01/10/01        3,009,059
MP Holdings, Inc. -- Common                                            03/14/01                6
New World Coffee Manhattan Bagel, Inc. -- Warrants                     09/27/01               --
Murray's Discount Auto Stores, Inc. -- Warrants                        02/16/99               --
Pacific Coin -- Common                                                 07/09/01                1
Safelite Glass Corporation                                             09/12/00               --
Safelite Realty                                                        09/12/00               --
Stellex Technologies, Inc. -- Common                                   10/17/01          275,767
Scientific Games Corp. -- Common                                       05/11/01               --
Soho Publishing, Inc. -- Common                                        03/14/01              176
Tartan Textiles Services, Series D Preferred Stock                     07/17/01        2,227,655
Tartan Textiles Services, Series E Preferred Stock                     07/17/01        2,333,852
Crown Paper, Inc. -- Conversion rights representing
  Tembec Common Shares                                                 01/10/01        1,292,072
Vision Twenty-One -- Warrants                                          11/28/00               --
                                                                                     -----------
Total restricted securities excluding senior loans (market value
  of $32,989,460 was 3.3% of net assets at February 28, 2002)                        $22,537,203
                                                                                     ===========

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

NOTE 3 -- MANAGEMENT AND ADMINISTRATIVE SERVICES AGREEMENT

The  Trust  has  entered  into  an  Investment  Management  Agreement  with  the
Investment Manager, a wholly-owned subsidiary of ING Funds Services, LLC (formerly ING Pilgrim Group, LLC, the "Administrator"), to provide advisory and management services. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Trust's average daily net assets (inclusive of preferred stock) plus borrowings ("Managed Assets").

The Trust has also entered into an Administration Agreement with the Administrator to provide administrative services and also to furnish facilities. The Administrator is compensated with a fee, computed daily and payable monthly, at an annual rate of 0.25% of the Trust's average daily Managed Assets.

At February 28, 2002, the Trust had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

          Accrued Investment     Accrued Administrative
            Management Fees               Fees                 Total
          ------------------     ----------------------      ----------
              $1,050,181                $328,181             $1,378,362

NOTE 4 -- COMMITMENTS

The Trust has entered into both a 364 day and a five year revolving credit agreement, collateralized by assets of the Trust, to borrow up to $550 million from a syndicate of major financial institutions maturing July 15, 2003. Borrowing rates under these agreements are based on a fixed spread over LIBOR, the federal funds rate, or a commercial paper based rate. Prepaid arrangement fees for any unborrowed amounts are amortized over the term of the agreements. The amount of borrowings outstanding at February 28, 2002, was $282 million, at a weighted average interest rate of 2.2%. The amount of borrowings represented 16.4% of net assets plus borrowings at February 28, 2002. Average borrowings for the the year ended February 28, 2002 were $365,126,028 and the average annualized interest rate was 4.0%.

As of February 28, 2002, the Trust had unfunded loan commitments pursuant to the terms of the following loan agreements:

Airgate PCS, Inc.                                                    $ 2,737,459
Aladdin Gaming LLC                                                     5,000,000
Alliance Data Systems Corp.                                            1,785,714
Aurora Foods                                                              80,000
Boyd Gaming Corporation                                                2,155,819
Doshi Diagnostic                                                       1,287,031
Express Scripts, Inc.                                                  3,092,006
Huntsman Corporation                                                   2,306,035
Insight Health Services Corp.                                          5,000,000
Key Energy Group, Inc.                                                 2,107,757
Lamar Media Corporation                                                6,562,500
Levi Strauss & Co.                                                     4,279,927
Murray's Discount Auto Stores, Inc.                                      998,749
Packaging Corporation of America                                       2,753,594
Palace Station Hotel and Casino                                        5,088,147
Rail America, Inc.                                                       246,529
Riverwood International Corp.                                          4,491,667
Six Flags Theme Parks, Inc.                                            7,166,667
URS Corporation                                                        4,971,429
Western Wireless                                                       6,400,000
                                                                     -----------
                                                                     $68,511,030
                                                                     ===========

NOTE 5 -- RIGHTS AND OTHER OFFERINGS

On October 18, 1996, the Trust issued to its shareholders non-transferable rights which entitled the holders to subscribe for 18,122,963 shares of the Trust's common stock at the rate of one share of common stock for each five rights held. On November 12, 1996, the offering expired and was fully subscribed. The Trust issued 18,122,963 shares of its common stock to exercising rights holders at a subscription price of $9.09. Offering costs of $6,972,203 were charged against the offering proceeds.

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

On December 27, 1994, the Trust issued to its shareholders transferable rights which entitled the holders to subscribe for 17,958,766 shares of the Trust's common stock at the rate of one share of common stock for each four rights held. On January 27, 1995, the offering expired and was fully subscribed. The Trust issued 17,958,766 shares of its common stock to exercising rights holders at a subscription price of $8.12. Offering costs of $4,470,955 were charged against the offering proceeds.

As of February 28, 2002, share offerings pursuant to shelf registrations were as follows:

               Registration            Shares              Shares
                   Date              Registered          Remaining
               ------------          ----------          ----------
                  6/11/98            15,000,000                  --
                  6/19/98            10,000,000           9,730,800
                  9/15/98            25,000,000          19,170,354
                  3/04/99             5,000,000           3,241,645

On November 2, 2000, the Trust issued 3,600 shares each of Series M, Series W and Series F Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000 liquidation preference, for a total issuance of $270 million. Also, on November 16, 2000, the Trust issued 3,600 shares of Series T and Series Th Auction Rate Cumulative Preferred Shares, $.01 Par Value, $25,000, liquidation preference, for a total issuance of $180 million. All such Preferred Shares were outstanding as of February 28, 2001. Costs associated with the offering of approximately $5,438,664 were charged against the proceeds received. The Trust used the net proceeds of the offering to partially pay down the then existing indebtedness. The Trust may reborrow amounts in the future to increase its use of leverage which will be consistent with the limitations imposed by the Investment Company Act of 1940. Preferred Shares pay dividends based on a rate set at auctions, normally held every 7 days. In the most instances dividends are also payable every 7 days, on the first business day following the end of the rate period.

NOTE 6 -- CUSTODIAL AGREEMENT

State Street Bank, Kansas City ("SSBKC") serves as the Trust's custodian and recordkeeper. Custody fees paid to SSBKC are reduced by earnings credits based on the cash balances held by SSBKC for the Trust. There were no earnings credits for the year ended February 28, 2002.

NOTE 7 -- AFFILIATED TRANSACTIONS

During the year ended February 28, 2002, the Trust purchased and sold holdings in senior loans from/to affiliated funds managed by the Investment Manager at prices determined by the Investment Manager to represent market prices. The cost of purchased loans was $18,278,387 and the proceeds and cost of sold loans were $66,132,025 and $66,870,375, respectively, excluding any benefit to the Trust from the recognition of deferred arrangement fees.

NOTE 8 -- SUBORDINATED LOANS AND UNSECURED LOANS

The primary risk arising from investing in subordinated loans or in unsecured loans is the potential loss in the event of default by the issuer of the loans. The Trust may acquire a subordinated loan only if, at the time of acquisition, it acquires or holds a Senior Loan from the same borrower. The Trust will acquire unsecured loans only where the Investment Manager believes, at the time of acqusition, that the Trust would have the right to payment upon default that is not subordinate to any other creditor. The Trust may invest up to 5% of its total assets, measured at the time of investment, in subordinated loans and unsecured loans. As of February 28, 2002, the Trust held 2.7% of its total assets in subordinated loans and unsecured loans.

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS as of February 28, 2002
--------------------------------------------------------------------------------

NOTE 9 -- SUBSEQUENT EVENTS

Subsequent to February 28, 2002, the Trust paid to Common Shareholders the following dividends from net investment income:

     Per Share Amount     Declaration Date     Record Date     Payable Date
     ----------------     ----------------     -----------     ------------
         $ 0.0385            02/28/2002         03/11/2002      03/20/2002
         $ 0.0385            03/28/2002         04/10/2002      04/18/2002

Subsequent to February 28, 2002, the Trust paid to Preferred Shareholders the following dividends from net investment income:

                Total
Preferred     Per Share           Auction                  Record                  Payable
 Shares         Amount             Dates                   Dates                    Dates
---------     ---------     --------------------     --------------------     --------------------
Series M       $ 53.08      03/04/02 to 04/08/02     03/11/02 to 04/15/02     03/12/02 to 04/16/02
Series T       $ 54.54      03/05/02 to 04/10/02     03/12/02 to 04/16/02     03/13/02 to 04/17/02
Series W       $ 55.28      03/06/02 to 04/10/02     03/13/02 to 04/17/02     03/14/02 to 04/18/02
Series Th      $ 54.15      03/07/02 to 04/11/02     03/14/02 to 04/18/02     03/15/02 to 04/19/02
Series F       $ 53.12      03/01/02 to 04/05/02     03/08/02 to 04/12/02     03/11/02 to 04/15/02

            Management's Additional Operating Information (Unaudited)

APPROVAL OF CHANGES IN INVESTMENT POLICIES

At a Special Meeting of Trust Shareholders, held August 6, 1998, Shareholders approved changes in the Trust's fundamental investment policies which make available certain additional investment opportunities to the Trust, including
(i) investing in loans in any form of business entity, as long as the loans otherwise meet the Trust's requirements regarding the quality of loans in which it may invest; (ii) the treatment of lease participations as Senior Loans which would constitute part of the 80% of the Trust's assets normally invested in Senior Loans; (iii) investing in all types of hybrid loans that meet credit standards established by the Investment Manager constituting part of the 20% of the Trust's assets that may be invested in Other Investments; (iv) the ability to invest up to 5% of its total assets in both subordinated loans and unsecured loans which would constitute part of the 20% of the Trust's assets that may be invested in Other Investments.

Additionally, another policy change approved by the Board of Trustees of the Trust, which does not require shareholder approval, permits the Trust to accept guarantees and expanded forms of intangible assets as collateral, including copyrights, patent rights, franchise value, and trademarks. Another policy change approved by the Board, that does not require shareholder approval, provides that 80% of the Trust's gross assets, as opposed to 80% of its net assets, may normally be invested in Senior Loans.

The Trust's Manager considered the evolving nature of the syndicated loan market and the potential benefits to the Trust and its shareholders of revising the restriction to permit the Trust to invest in loans other than Senior Loans and the increase in the number of attractive investment opportunities available to the Trust due to the change.

REPURCHASE OF SECURITIES BY CLOSED-END COMPANIES

In accordance with Section 23(c) of the Investment Company Act of 1940, and Rule 23c-1 under the Investment Company Act of 1940, the Trust may from time to time purchase shares of beneficial interest of the Trust in the open market, in privately negotiated transactions and/or purchase shares to correct erroneous transactions.

SHAREHOLDER INVESTMENT PROGRAM

The Trust offers a Shareholder Investment Program (the "Program") which enables investors to conveniently add to their holdings at reduced costs. Should you desire further information concerning this Program, please contact the Shareholder Servicing Agent at (800) 992-0180.

                             ING Prime Rate Trust

--------------------------------------------------------------------------------
TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The Trust is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise within 60 days of the Trust's fiscal year end (February 28, 2002) as to the federal tax status of distributions received by the Trust's shareholders. Accordingly, the Trust is hereby advising you that the following dividends were paid to Common Shareholders during the fiscal year ended February 28, 2002:

                        Per Share
     Type of Dividend     Amount       Ex-Dividend Date     Payable Date
     ----------------    --------      ----------------     ------------
     Ordinary Income     $ 0.0620          03/08/01           03/22/01
                         $ 0.0650          04/06/01           04/22/01
                         $ 0.0600          05/08/01           05/22/01
                         $ 0.0580          06/07/01           06/22/01
                         $ 0.0540          07/06/01           07/23/01
                         $ 0.0540          08/08/01           08/22/01
                         $ 0.0520          09/06/01           09/24/01
                         $ 0.0470          10/05/01           10/22/01
                         $ 0.0470          11/07/01           11/23/01
                         $ 0.0430          12/06/01           12/24/01
                         $ 0.0420          12/27/01           01/11/02
                         $ 0.0410          02/11/02           02/25/02
                         --------
                 Total   $  0.625
                         ========

The Trust is hereby advising you that the following dividends were paid to Preferred Shareholders during the fiscal year ended February 28, 2001:

                                   Total
Preferred        Type of          Per Share          Auction                Record               Payable
  Shares         Dividend          Amount             Dates                 Dates                 Dates
---------     ---------------     ---------     ------------------     -----------------     -----------------
Series M      Ordinary Income      $834.08       3/5/01 to 2/25/02     3/12/01 to 3/4/02     3/13/01 to 3/5/02
Series T      Ordinary Income      $836.77       3/6/01 to 2/26/02     3/13/01 to 3/5/02     3/14/01 to 3/6/02
Series W      Ordinary Income      $854.68      2/28/01 to 2/27/02      3/7/01 to 3/6/02      3/8/01 to 3/7/02
Series Th     Ordinary Income      $854.51       3/1/01 to 2/28/02      3/8/01 to 3/7/02      3/9/01 to 3/8/02
Series F      Ordinary Income      $834.82       3/2/01 to 2/22/02      3/9/01 to 3/1/02     3/12/01 to 3/4/02

Corporate shareholders are generally entitled to take the dividend received deduction on the portion of the Trust's dividend distributions that qualify under tax law. The percentage of the Trust's fiscal year 2001 net investment income dividends that qualify for the corporate dividends received deductions is 0.02%.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investment in the Trust. In January 2002, you should have received an IRS Form 1099 DIV regarding the federal tax status of the dividends and distributions received by you in calendar year 2001.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

ADMINISTRATOR
ING Fund Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-992-0180

INSTITUTIONAL  INVESTORS AND ANALYSTS
Call ING Prime Rate Trust
1-800-336-3436, Extension 2217

DISTRIBUTOR
ING Funds Distributor, Inc.
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-9368

CUSTODIAN
State Street Bank and Trust Company
801 Pennsylvania Avenue
Kansas City, Missouri 64105

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
355 South Grand Avenue
Los Angeles, California 90071

WRITTEN REQUESTS
Please mail all account inquiries and other comments to:
ING Prime Rate Trust Account
c/o ING Fund Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

TOLL-FREE SHAREHOLDER INFORMATION
Call us from 9:00 a.m. to 7:00 p.m. Eastern time on any business day for account or other information, at 1-800-992-0180

A prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Funds Distributor, Inc., Distributor, at 1-800-992-0180. Please read the prospectus carefully before you invest or send money.

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 INF FUNDS                                                   PRTANN022802-042402